UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

SMA Relationship Trust

SMA Relationship Trust
Series A
Series G
Series M
Series S
Series T
Annual Report
December 31, 2011

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	6
Industry diversification	8
Portfolio of investments	9

SMA Relationship Trust—Series G
Letter to shareholders	15
Performance at a glance	20
Industry diversification	23
Portfolio of investments	25

SMA Relationship Trust—Series M
Letter to shareholders	31
Performance at a glance	36
Summary of municipal securities by state	38
Portfolio of investments	39

SMA Relationship Trust—Series S
Letter to shareholders	45
Performance at a glance	50
Industry diversification	53
Portfolio of investments	55

SMA Relationship Trust—Series T
Letter to shareholders	61
Performance at a glance	66
Industry diversification	69
Portfolio of investments	71

Explanation of expense disclosure	90

Statement of assets and liabilities	94

Statement of operations	96

Statement of changes in net assets	98

Financial highlights
SMA Relationship Trust—Series A	101
SMA Relationship Trust—Series G	102
SMA Relationship Trust—Series M	103
SMA Relationship Trust—Series S	104
SMA Relationship Trust—Series T	105

Notes to financial statements	106

Report of independent registered public accounting firm	131

General information	133

Supplemental information	134

Federal tax information	148

SMA Relationship Trust—Series A

February 15, 2012

Dear shareholder,
We present you with the annual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2011.

Performance
Over the 12-month reporting period, the Fund returned 0.60%, compared with the 3.36% return of the BofA Merrill Lynch US Treasury 1-5 Year Index, a decline of 5.54% for the MSCI World Free Index (net), and the 2.96% increase in the US Consumer Price Index (CPI). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 6.)

The Fund’s underperformance during the review period was due primarily to market allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. Having said that, overall, as noted above, our market allocation strategy detracted from Fund performance during the period.
SMA Relationship Trust—Series A
Investment goal:
To maximize total return, consisting of capital appreciation and current income.

Portfolio managers:
Curt Custard, Andreas Koester and Jonathan Davies UBS Global Asset Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

1

SMA Relationship Trust—Series A

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, gross domestic product (“GDP”) growth rates in general could best be characterized as tepid. At its August meeting, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	Which positions had a positive impact on performance during the reporting period?
A.	Currency strategies, overall, were positive for performance. In particular, the Fund’s overweight to the Swiss franc was beneficial. The currency appreciated as its economic fundamentals were relatively solid during the reporting period. An overweight to the South Korean won enhanced results as well, given its good performance.

We tactically adjusted the Fund’s duration in the US. At the beginning of the period, the Fund had a neutral duration given that we felt US yields would move higher as the US economic expansion continued. However, with economic growth in the US hitting a soft patch in the summer, we moved to a long duration. This was rewarded, as US Treasury yields moved sharply lower in the third quarter of 2011.

Finally, security selection within the US equity market neutral and global corporate bond components of the portfolio were beneficial for results.

2

SMA Relationship Trust—Series A

Q.	Which positions hindered performance during the period?
A.	The Fund’s positioning among risk assets detracted from results. During the first half of the reporting period, the Fund was long equities, which was beneficial as they generally performed well. However, given numerous macro challenges, including the European sovereign debt crisis and fears of a global recession, we took a more cautious stance for the portfolio and moved to a net short equity position toward the end of the third quarter. This position worked well during the market sell off that occurred during this time, but later detracted from results as equities rallied over the last three months of the reporting period.

In terms of relative value trades, an overweight to Japanese equities versus emerging markets equities detracted from performance, as risk appetite rose in the last three months of the year.

Performance was also negatively impacted by an overweight position to the Polish zloty, and an underweight to the strong-performing Australian dollar, which benefited from higher commodity prices during the period.

Q.	How was the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund had approximately a 10% net short position. We believed this was appropriate given the macro issues that have yet to be resolved, and that continue to drive periods of elevated market volatility.

Within fixed income, the Fund still had its long exposure to the global investment grade credit markets given their attractive valuations. We also maintained a long duration position due to the fragile state of the world’s economy.

We continued to take a cautious stance in terms of our currency positioning. In particular, we maintained our long position in the US dollar, as we found it to be attractive on a relative basis. Conversely, we continued to be short the euro and commodity currencies such as the Australian dollar, as we believed they offered less value.

3

SMA Relationship Trust—Series A

Q.	What is your outlook for the economy?
A.	After experiencing a soft patch, the US economy gathered some momentum late in 2011. However, we remain concerned about a number of macro issues, such as the ongoing European sovereign debt crisis, slower growth in Asia and the likelihood of a recession in Europe. Against this backdrop, we have positioned the portfolio very conservatively, with an eye toward capital preservation.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Curt Custard
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Group Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.

Andreas J. Koester	Jonathan Davies
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should

4

SMA Relationship Trust—Series A

not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

5

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/11	1 year	Since inception[1]

SMA Relationship Trust—Series A	0.60%	(0.73)%

BofA Merrill Lynch US Treasury 1-5 Year Index[2]	3.36%	3.20%

MSCI World Free Index (net)[3]	(5.54)%	(2.93)%

US Consumer Price Index (CPI)[4]	2.96%	1.49%

[1]	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

[2]	The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

6

SMA Relationship Trust—Series A

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series A versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) from April 2, 2008 which is the Fund inception date, through December 31, 2011. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

7

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]

As a percentage of net assets
As of December 31, 2011

Common stock
Oil, gas & consumable fuels	0.01%

Investment company
UBS Global Corporate Bond Relationship Fund	88.92

Short-term investment	6.00

Total investments	94.93%

Cash and other assets, less liabilities	5.07

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment company’s industry diversification and derivatives exposure was included.

8

SMA Relationship Trust—Series A
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stock—0.01%

Netherlands—0.01%

Royal Dutch Shell PLC, Class A (cost—$2,945)	82	$3,020

Investment company—88.92%

UBS Global Corporate Bond Relationship Fund*[1] (cost—$25,921,114)	2,322,387	26,079,245

Short-term investment—6.00%

Investment company—6.00%

UBS Cash Management Prime Relationship Fund[1] (cost $1,760,568)	1,760,568	1,760,568

Total investments—94.93% (cost—$27,684,627)		27,842,833

Cash and other assets, less liabilities—5.07%		1,486,929

Net assets—100.00%		$29,329,762

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $27,757,587; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$85,246

Gross unrealized depreciation	0

Net unrealized appreciation of investments	$85,246

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 89.

9

SMA Relationship Trust—Series A
Portfolio of investments—December 31, 2011

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change
					in net
				Net	unrealized
		Purchases		realized	appreciation/
		during	Sales	gain (loss)	(depreciation)
		the	during	during	during
		year	the year	year	the year
Security	Value	ended	ended	ended	ended	Value
description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund[a]	$—	$28,414,508	$26,653,940	$—	$—	$1,760,568

UBS Global Corporate Bond Relationship Fund	—	30,925,000	5,000,000	(3,886)	158,131	26,079,245

UBS U.S. Equity Alpha Relationship Fund	7,231,105	—	7,229,502	756,938	(758,541)	—

UBS U.S. Large Cap Growth Equity Relationship Fund	8,836,817	—	9,486,056	1,690,080	(1,040,841)	—

	$16,067,922	$59,339,508	$48,369,498	$2,443,132	$(1,641,251)	$27,839,813

[a] Income earned from affiliate for the year ended December 31, 2011 was $1,155.

10

SMA Relationship Trust—Series A
Portfolio of investments—December 31, 2011

Forward foreign currency contracts

			In			Unrealized
	Contracts to		exchange		Maturity	appreciation/
Counterparty	deliver		for		date	(depreciation)

Goldman Sachs International	AUD	582,221	EUR	440,000	03/05/12	$(21,583)

JPMorgan Chase Bank	AUD	2,070,000	USD	2,032,235	03/05/12	(70,192)

JPMorgan Chase Bank	EUR	1,925,000	USD	2,577,556	03/05/12	84,863

JPMorgan Chase Bank	HUF	134,150,000	USD	574,722	03/05/12	27,306

JPMorgan Chase Bank	NZD	3,210,000	USD	2,407,015	03/05/12	(81,345)

JPMorgan Chase Bank	USD	615,000	CNY	3,920,625	04/19/12	6,963

JPMorgan Chase Bank	USD	622,843	GBP	400,000	03/05/12	(2,006)

JPMorgan Chase Bank	USD	651,977	KRW	756,000,000	03/05/12	1,514

JPMorgan Chase Bank	USD	2,160,118	MXN	30,510,000	03/05/12	15,150

JPMorgan Chase Bank	USD	728,160	MYR	2,328,000	03/05/12	3,595

JPMorgan Chase Bank	USD	297,569	NOK	1,750,000	03/05/12	(5,626)

JPMorgan Chase Bank	USD	510,517	PLN	1,740,000	03/05/12	(9,244)

JPMorgan Chase Bank	USD	306,481	SEK	2,130,000	03/05/12	2,091

Net unrealized depreciation on forward foreign currency contracts						$(48,514)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

Index futures buy contracts:

Dow Jones EURO STOXX 50 Index, 148 contracts (EUR)	March 2012	$4,337,560	$4,420,951	$83,391
NIKKEI 225 Index, 27 contracts (JPY)	March 2012	2,923,817	2,964,142	40,325

Index futures sell contracts:

MSCI Taiwan Index, 120 contracts (USD)	January 2012	(3,003,955)	(3,042,000)	(38,045)

Russell 2000 Mini Index, 59 contracts (USD)	March 2012	(4,381,724)	(4,358,920)	22,804

E-mini S&P 500 Index, 47 contracts (USD)	March 2012	(2,883,344)	(2,943,610)	(60,266)

Net unrealized appreciation on futures contracts				$48,209

11

SMA Relationship Trust—Series A
Portfolio of investments—December 31, 2011

Written option activity for the year ended December 31, 2011 was as follows:

	Number of	Premiums
	contracts	received

Options outstanding at December 31, 2010	—	$—

Options written	770	731,969

Options terminated in closing purchase transactions	(770)	(731,969)

Options expired prior to exercise	—	—

Options outstanding at December 31, 2011	—	$—

Swaption & Foreign exchange option activity for the year ended December 31, 2011 was as follows:

Swaptions & Foreign exchange options outstanding at December 31, 2010	$161,903

Swaptions & Foreign exchange options written	312,280

Swaptions & Foreign exchange options terminated in closing purchase transactions	(474,183)

Swaptions & Foreign exchange options expired prior to exercise	—

Swaptions & Foreign exchange options outstanding at December 31, 2011	$—

Credit default swap on credit indices—buy protection[1]

Counterparty—JPMorgan Chase Bank

Notional		Payments	Payments	Upfront
amount	Termination	made by	received by	payments		Unrealized
(000s)	date	the Fund[2]	the Fund	received	Value	appreciation

USD3,100	12/20/16	5.000%	—[3]	$333,522	$(270,659)	$62,863

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 16 Index.

12

SMA Relationship Trust—Series A
Portfolio of investments—December 31, 2011

Credit default swaps on credit indices—sell protection[1]

Counterparty—Goldman Sachs International

			Payments	Payments
Notional			made	received	Upfront
amount		Termination	by the	by the	payments		Unrealized	Credit
(000s)		date	Fund	Fund[2]	made	Value	depreciation	spread[3]

USD	3,430	06/20/16	— [4]	5.000%	$ (92,847)	$(150,829)	$(243,676)	6.243%

USD	4,500	06/20/16	— [5]	1.000	(11,125)	(32,243)	(43,368)	1.176

					$(103,972)	$(183,072)	$(287,044)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 16 Index.
[5]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 16 Index.

13

SMA Relationship Trust—Series A
Portfolio of investments—December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stock	$ 3,020	$—	$—	$3,020

Investment company	—	26,079,245	—	26,079,245

Short-term investment	—	1,760,568	—	1,760,568

Forward foreign currency contracts	—	(48,514)	—	(48,514)

Futures contracts	48,209	—	—	48,209

Swap agreements	—	(453,731)	—	(453,731)

Total	$51,229	$27,337,568	$—	$27,388,797

14	See accompanying notes to financial statements

SMA Relationship Trust—Series G

February 15, 2012

Dear shareholder,
We present you with the annual report for Series G (the “Fund”), a series of SMA Relationship Trust, for the period from its inception on May 6, 2011 through December 31, 2011.

Performance
Since the Fund’s inception on May 6, 2011, through December 31, 2011, the Fund declined 25.19%. During the same period, its benchmark, the MSCI EAFE Free Index (gross) (the “Index”), declined 17.91%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 20.)
SMA Relationship Trust—Series G
Investment goal:
Provide long-term capital appreciation.

Portfolio managers:
Vince Willyard

Commencement:
May 6, 2011

Dividend payments:
Annual

The Fund’s underperformance versus its benchmark was largely due to stock selection.

An interview with the Portfolio Manager
Q.	How would you describe the economic environment during the reporting period?
A.	In contrast to the US, which experienced stronger growth as the reporting period progressed, many international economies took a step back. Growth in the Eurozone was negatively impacted by its ongoing sovereign debt crisis, as well as weak consumer and business confidence. In contrast, Japan’s economy gained some traction during the reporting period as it emerged from its recession in the third quarter of 2011. Elsewhere, while growth rates in many developing countries surpassed their developed country counterparts, several moved lower during the reporting period, including China and India.

SMA Relationship Trust—Series G

Q.	How did the overall international stock market perform during the reporting period?
A.	Both developed and emerging markets equities performed poorly during the period. This was triggered by periodic investor flights to quality that were driven by a number of macro issues, including the Arab Spring, natural disasters, the fallout from the European sovereign debt crisis and signs of moderating global growth. Against this backdrop, investor risk aversion spiked at times, causing several flights to quality.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s performance is typically driven by stock selection, while sector and country allocations are a by-product of our bottom-up stock selection process. Given the relative lack of growth at the company level, the strategy was underweight financials and France, which contributed to performance, and underweight telecommunications and utilities, which detracted from performance. During the period, a number of individual stocks contributed to performance.

Aggreko, a UK-based industrial firm that provides temporary power solutions, was the Fund’s top performer during the reporting period. Aggreko’s shares outperformed the Index as the company increased its fiscal year 2011 profit forecast. In addition, the company raised its forecast for fiscal year 2012 capital expenditures, which indicates to us that Aggreko is well-positioned for continued growth.

Shire is a leading manufacturer of pharmaceuticals used for the treatment of attention deficit disorders (ADD) in both adults and children. The company is also increasingly focusing on human genetic therapies (HGT). Shire has a strong presence in fast-growing emerging market countries where the adult ADD market is largely underpenetrated. The company performed well as it consistently delivered results that met analysts’ rising earnings expectations. Shire’s strong share price performance also reflected investors’ desire for predictable growth, and the company delivered—posting solid low 20% earnings growth in 2011.

SMA Relationship Trust—Series G

Biosensors International Group Ltd., a Singapore-based manufacturer of medical devices, is the first company to market a biodegradable drug eluting (distributing) stent. The company saw impressive growth for the product in Japan; its shares were also supported by expectations of strong growth coming out of China via its acquisition of JW Medical Systems, and by its partnership with major shareholder Shandong Weigao.

Weir Group, a UK-based engineering company that focuses on the minerals, power, and oil and gas industries, performed well despite the difficult market environment. Toward the end of the period, the company’s shares were bolstered after a competitor gave an upbeat outlook on the key business area of pressure pumping. Weir Group also made an accretive acquisition in late November that strengthens its position in engineered wellhead and pressure control equipment in North America.

Q.	Did any strategies detract from performance?
A.	Several stocks produced disappointing results and detracted from performance during the reporting period. The largest detractor was
DeNA Co., an operator of social media, community, auction and shopping and mobile gaming for Internet sites in Japan. Its shares fell sharply after the company reported results that fell short of the company’s prior projections, and following an announcement that it was the target of a lawsuit filed by a rival company.

Bombardier Inc. is a Canadian manufacturer of trains and regional airplanes. Bombardier’s shares fell sharply after it lost out on a key train contract to German company Siemens. Additionally, a train accident in China slowed Chinese rail investments and Germany indicated that it would reduce rail investments due to the European financial crisis.

Emperor Watch & Jewellery Ltd., a Hong Kong-based retailer of luxury watches and jewelry, has been a direct beneficiary of an increase in luxury spending by affluent Chinese. The stock performed well until the financial crisis hit the markets, and Chinese small-cap

SMA Relationship Trust—Series G

stocks fell sharply. Although sales growth of luxury watches has slowed recently, we believe the company is still well-positioned to benefit from the rising purchasing power of wealthy Chinese.

OSAKA Titanium Technologies Co. is a Japanese manufacturer of titanium sponge and ingot. Titanium is used extensively in aerospace manufacturing and industrial applications, such as desalination plants, liquefied natural gas plants and nuclear power plants. The company is one of only two producers in Japan, and only a handful globally with the capability to supply industrial grade titanium sponge. It is also the only Japanese-approved supplier to Boeing. The company’s shares performed poorly given the weakening global economy and delays in the Boeing 787 launch. Furthermore, increased prices for the raw material that the company needs to make its products put pressure on its margins.

Q.	What is your outlook for the economy?
A.	Concerns remain that the macro uncertainty we experienced in 2011 has had, or will have, a self-fulfilling effect on global economic growth. We saw the impact of this in November and December, as markets pulled back on continued news flows from Europe. Clearly, growth outside the US has slowed down, even more so than we had anticipated. However, we question the magnitude of the market’s severe downturn during the reporting period. Corporate cost structures are much leaner, balance sheets are much healthier and businesses are managed much more cautiously than during the 2008 financial crisis. Against this backdrop, we believe there are many compelling opportunities to buy strong earnings growth-oriented companies at attractive valuations.

SMA Relationship Trust—Series G

We thank you for your continued support, and welcome any comments or questions you may have. Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.	Vincent Willyard Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since the Fund’s inception on May 6, 2011, through December 31, 2011. The view and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Total returns for periods ended 12/31/11	Since inception[1]

SMA Relationship Trust—Series G	(25.19)%

MSCI EAFE Free Index (gross)[2]	(17.91)%

[1]	Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2011, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI EAFE Free Index (gross) from May 6, 2011, which is the Fund inception date, through December 31, 2011.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)

As a percentage of net assets
As of December 31, 2011

Aggreko PLC	2.9%

FANUC Corp.	2.6

Novo Nordisk A/S, Class B	2.4

NovaTek OAO GDR	2.1

Saipem SpA	2.0

Shire PLC	1.9

Tullow Oil PLC	1.9

Mitsubishi Corp.	1.9

BG Group PLC	1.8

ORIX Corp.	1.7

Total	21.2%

Country exposure by issuer, top five (unaudited)

As a percentage of net assets
As of December 31, 2011

United Kingdom	21.8%

Japan	17.6

China	6.1

Switzerland	5.5

Germany	5.5

Total	56.5%

SMA Relationship Trust—Series G

Industry diversification (unaudited)

As a percentage of net assets
As of December 31, 2011

Common stocks

Aerospace & defense	1.61%

Auto components	1.34

Automobiles	4.41

Beverages	0.59

Building products	0.53

Capital markets	1.69

Chemicals	3.38

Commercial banks	7.94

Commercial services & supplies	2.90

Computers & peripherals	1.08

Construction materials	0.45

Diversified financial services	3.57

Electrical equipment	1.07

Energy equipment & services	6.29

Food & staples retailing	0.59

Food products	3.04

Health care equipment & supplies	2.31

Health care providers & services	0.57

Hotels, restaurants & leisure	1.55

Household durables	0.93

Household products	0.98

Industrial conglomerates	1.08

Insurance	1.27

Internet & catalog retail	1.13

Internet software & services	2.89

Machinery	8.08

Media	1.38

Metals & mining	6.04

Multiline retail	0.43

Office electronics	0.82

Oil, gas & consumable fuels	7.95

Pharmaceuticals	5.26

Real estate management & development	0.74

Semiconductors & semiconductor equipment	1.84

Software	0.99

Specialty retail	3.06

Textiles, apparel & luxury goods	2.68

SMA Relationship Trust—Series G

Industry diversification (unaudited) (concluded)

As a percentage of net assets
As of December 31, 2011

Common stocks (concluded)

Tobacco	1.14%

Trading companies & distributors	1.89

Wireless telecommunication services	1.83

Total common stocks	97.32%

Warrants	1.76

Short-term investment	0.59

Total investments	99.67%

Cash and other assets, less liabilities	0.33

Net assets	100.00%

SMA Relationship Trust—Series G
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—97.32%

Australia—2.81%

BHP Billiton Ltd.	25,814	$908,776

Incitec Pivot Ltd.	370,919	1,179,859

National Australia Bank Ltd.	53,221	1,271,589

Total Australia common stocks		3,360,224

Belgium—0.59%

Anheuser-Busch InBev NV	11,446	700,776

Brazil—0.59%

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	19,400	706,742

Canada—4.66%

Bombardier, Inc., Class B	482,600	1,923,295

Major Drilling Group International	39,300	599,482

Pan American Silver Corp.	29,252	637,985

Teck Resources Ltd., Class B	15,600	549,886

Trican Well Service Ltd.	108,700	1,872,574

Total Canada common stocks		5,583,222

China—6.14%

Agile Property Holdings Ltd.	994,000	890,768

Baidu, Inc. ADR*	13,000	1,514,111

BBMG Corp., H Shares	817,500	543,133

Brilliance China Automotive Holdings Ltd.*	404,000	435,908

Dongfang Electric Corp. Ltd., H Shares	431,200	1,276,955

Haier Electronics Group Co., Ltd.*	558,000	499,330

Intime Department Store Group Co., Ltd.	502,500	514,366

Melco Crown Entertainment Ltd. ADR*	109,600	1,054,352

Xinyi Glass Holdings Ltd.	1,094,000	628,234

Total China common stocks		7,357,157

Denmark—2.38%

Novo Nordisk A/S, Class B	24,844	2,854,986

France—2.25%

BNP Paribas SA	26,237	1,030,602

Technip SA	7,203	676,999

Valeo SA	24,717	982,412

Total France common stocks		2,690,013

25

SMA Relationship Trust—Series G
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Germany—5.46%

Allianz SE	4,309	$412,190

Deutsche Bank AG	9,476	361,000

Dialog Semiconductor PLC*	62,150	1,011,905

Fresenius SE & Co KGaA	7,381	682,838

GEA Group AG	52,405	1,481,980

Kabel Deutschland Holding AG*	32,371	1,642,959

Lanxess AG	18,392	952,154

Total Germany common stocks		6,545,026

Hong Kong—2.65%

Emperor Watch & Jewellery Ltd.	8,440,000	1,054,103

Hong Kong Exchanges & Clearing Ltd.	82,200	1,313,448

Shangri-La Asia Ltd.	466,000	804,007

Total Hong Kong common stocks		3,171,558

Indonesia—1.09%

Astra International Tbk PT	160,500	1,309,843

Israel—0.82%

Mellanox Technologies Ltd.*	30,400	987,696

Italy—2.80%

Saipem SpA	55,786	2,371,804

Tod’s SpA	11,991	978,495

Total Italy common stocks		3,350,299

Japan—17.57%

Canon, Inc.	22,100	979,096

DeNA Co., Ltd.	32,600	977,958

Denki Kagaku Kogyo KK	266,000	984,929

FANUC Corp.	20,500	3,137,455

Isuzu Motors Ltd.	391,000	1,808,444

Komatsu Ltd.	48,700	1,138,253

Makino Milling Machine Co., Ltd.	76,000	468,027

Mitsubishi Corp.	112,100	2,264,720

Mitsubishi UFJ Financial Group, Inc.	195,300	829,714

Nippon Sheet Glass Co., Ltd.	339,000	634,221

Nissan Motor Co., Ltd.	193,100	1,736,069

26

SMA Relationship Trust—Series G
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(continued)

NTT DoCoMo, Inc.	251	$461,433

ORIX Corp.	24,950	2,061,608

OSAKA Titanium Technologies Co.	23,300	1,030,746

Rakuten, Inc.	1,253	1,347,907

Square Enix Holdings Co., Ltd.	60,400	1,185,714

Total Japan common stocks		21,046,294

Netherlands—3.71%

ASML Holding NV	5,139	215,996

Gemalto NV	26,609	1,294,206

ING Groep NV CVA*	124,793	898,014

Royal Dutch Shell PLC, Class A	55,328	2,037,268

Total Netherlands common stocks		4,445,484

Norway—2.00%

Storebrand ASA	213,844	1,111,974

Subsea 7 SA*	69,217	1,284,614

Total Norway common stocks		2,396,588

Russia—2.56%

NovaTek OAO GDR	19,895	2,490,854

VTB Bank OJSC GDR	158,919	573,698

Total Russia common stocks		3,064,552

Singapore—3.49%

Biosensors International Group Ltd.*	1,354,000	1,492,787

Golden Agri-Resources Ltd.	2,525,000	1,391,909

Keppel Corp. Ltd.	180,000	1,290,621

Total Singapore common stocks		4,175,317

South Africa—0.51%

Steinhoff International Holdings Ltd.*	212,762	605,666

Spain—2.80%

Banco Bilbao Vizcaya Argentaria SA	31,381	271,307

Banco Santander SA	91,691	696,599

Inditex SA	20,717	1,696,726

Viscofan SA	18,592	689,637

Total Spain common stocks		3,354,269

27

SMA Relationship Trust—Series G
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(concluded)

Sweden—4.34%

Elekta AB, Class B	29,169	$1,265,168

Skandinaviska Enskilda Banken AB, Class A	179,134	1,043,509

Swedish Match AB	38,352	1,361,425

Trelleborg AB, Class B	105,234	913,641

Volvo AB, Class B	56,048	613,250

Total Sweden common stocks		5,196,993

Switzerland—5.49%

Compagnie Financiere Richemont SA, Class A	25,439	1,286,709

Credit Suisse Group AG*	25,176	591,541

GAM Holding AG*	99,284	1,078,140

Nestle SA	26,992	1,551,760

Novartis AG	19,789	1,131,342

Swatch Group AG	14,126	941,433

Total Switzerland common stocks		6,580,925

Thailand—0.77%

Home Product Center PCL	2,659,900	927,382

United Kingdom—21.84%

Afren PLC*	395,157	525,923

Aggreko PLC	110,768	3,469,698

Anglo American PLC	24,478	904,361

BG Group PLC	100,416	2,146,597

Croda International PLC	33,585	940,921

HSBC Holdings PLC	233,170	1,778,156

John Wood Group PLC	133,638	1,330,330

Reckitt Benckiser Group PLC	23,786	1,174,681

Rio Tinto PLC	28,275	1,372,221

Shire PLC	66,865	2,329,161

Standard Chartered PLC	91,795	2,008,637

Telecity Group PLC*	95,365	958,219

Tullow Oil PLC	106,069	2,309,447

Vodafone Group PLC	622,572	1,729,702

Weir Group PLC	61,538	1,941,952

Xstrata PLC	81,384	1,236,088

Total United Kingdom common stocks		26,156,094

Total common stocks (cost—$140,694,057)		116,567,106

28

SMA Relationship Trust—Series G
Portfolio of investments—December 31, 2011

	Number of
Security description	warrants	Value

Warrants—1.76%

South Korea—1.76%

Hyundai Mobis, strike @ USD 0.00001, expires 06/18/19*[1]
(cost—$2,804,084)	8,335	$2,112,691

	Shares

Short-term investment—0.59%

Investment company—0.59%

UBS Cash Management Prime Relationship Fund[2]
(cost—$708,143)	708,143	708,143

Total investments—99.67% (cost—$144,206,284)		119,387,940

Cash and other assets, less liabilities—0.33%		396,872

Net assets—100.00%		$119,784,812

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $148,484,580; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$978,767

Gross unrealized depreciation	(30,075,407)

Net unrealized depreciation of investments	$(29,096,640)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 89.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of this security amounted to $2,112,691 or 1.76% of net assets.

29

SMA Relationship Trust—Series G
Portfolio of investments—December 31, 2011

[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
earned from
		Purchases	Sales		affiliate for
		during the	during the		the period
Security	Value	period ended	period ended	Value	ended
description	05/06/11[a]	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$—	$328,213,826	$327,505,683	$708,143	$3,870

[a]	Fund commenced operations on May 6, 2011.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$116,567,106	$—	$—	$116,567,106

Warrants	—	2,112,691	—	2,112,691

Short-term investment	—	708,143	—	708,143

Total	$116,567,106	$2,820,834	$—	$119,387,940

30	See accompanying notes to financial statements

SMA Relationship Trust—Series M

February 15, 2012

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2011.

Performance
Over the 12-month reporting period, the Fund returned 11.48%, compared with the 10.70% return of its benchmark, the Barclays Capital Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 36.)

The Fund’s outperformance over the reporting period was due primarily to yield curve positioning.

The Fund used certain interest rate derivative instruments during the period to adjust its duration positioning. Overall, our duration strategy detracted from performance during the period.
SMA Relationship Trust—Series M
Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax.

Portfolio manager:
Elbridge T. Gerry UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Lead Portfolio Manager Elbridge T. Gerry
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, gross domestic product (“GDP”) growth rates in general could best be characterized as tepid. At its August meeting, the

SMA Relationship Trust—Series M

Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,”the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	The US taxable spread sectors (non-US Treasury fixed income securities) were a study in contrasts during the fiscal year. Over the first half of the reporting period, stronger appetite for risk supported lower quality, higher yielding securities. Against this backdrop, high yield bonds generated strong results. Investment grade corporate bonds, mortgage-backed securities and commercial mortgage-backed securities (CMBS) also produced solid returns. During the second half of the reporting period, however, these sectors generally produced relatively poor results, even though the fundamentals remained relatively unchanged. However, investor risk aversion increased given a number of macro concerns, including fears of a double-dip recession, the downgrade of US Treasury securities and the ongoing European sovereign debt crisis. All told, during the 12 months ended December 31, 2011, spread sectors typically underperformed Treasuries, and the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 7.84%.

Alternately, the municipal bond market generated very strong returns and outperformed its taxable bond counterpart during the review period. The municipal market initially produced weak results, due to investor concerns regarding the potential for increased defaults. This

SMA Relationship Trust—Series M

led to poor demand from individual investors. However, in April the municipal market started to rally, and this rally was maintained for much of the remainder of the period. Rising tax revenues, low defaults and indications that many states were taking actions to reduce spending and address their long-term liabilities further supported the municipal market. Against this backdrop, investor demand was typically strong over the last nine months of the period, whereas new supply was down sharply in 2011. In addition, the municipal market offered attractive yields versus US Treasuries and certain other fixed income securities.

Q.	How did you manage the Fund over the reporting period?
A.	Given concerns regarding the economy, we maintained a defensive posture for the Fund. For example, the Fund’s duration was shorter than that of its benchmark. While this was beneficial during periods when the municipal market weakened, overall this positioning detracted from results as municipal yields declined over the review period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

Conversely, the Fund’s quality biases, as a whole, benefited performance during the fiscal year. Specifically, the Fund held an overweight to A rated municipal securities that was rewarded when these securities gained 12.53% during the period. An underweight to AA rated securities also generated a positive, though modest, result. However, an overweight to AAA rated securities and an underweight to BBB rated securities were less successful, and slightly detracted from results.

Yield curve positioning also produced positive results. In particular, the Fund’s underweight to shorter term securities with maturities less than five years was beneficial, as they underperformed the Index. An overweight to the strong-performing 15- to 20-year portion of the curve also enhanced the Fund’s results. Partially offsetting these positives was the Fund’s underweight to securities with maturities of 22+ years, as it was the best-performing portion of the yield curve during the period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

33

SMA Relationship Trust—Series M

Q.	How did your sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was a positive for results during the reporting period. For example, having an overweight to the tobacco sector during the first half of the period was a positive, as it produced strong results. We were also rewarded for reducing our tobacco exposure to an underweight position as the fiscal year progressed, as the sector performed relatively poorly given periods of investor risk aversion and litigation concerns. Overweights to general obligation (GO) bonds and the airport sector further benefited the Fund’s performance. However, having an underweight to the strong-performing hospital sector detracted from results.

Q.	What is your outlook for the economy and the municipal bond market?
A.	After experiencing a soft patch, the US economy gathered some momentum late in 2011. In particular, unemployment edged lower, activity in the manufacturing sector rose, and even the long-ailing housing market showed some tentative signs of improvement. Additionally, consumer confidence rose, as did retail sales. It is our belief that the US economic expansion will continue in 2012, although growth will likely be far from robust.

We believe that the municipal market continues to offer value relative to Treasuries. While new municipal issuance will likely increase somewhat in 2012, it should remain relatively low and well-absorbed by investors looking to generate incremental yield in the low interest rate environment. In contrast, we believe Treasury issuance will remain fairly high. While municipal defaults are still low-likelihood events, we believe that downgrades will be more frequent in 2012. In addition to identifying compelling investment opportunities, our credit research team seeks to add value by

34

SMA Relationship Trust—Series M

pinpointing individual securities to avoid. Given this environment, we feel that security selection will be instrumental in generating attractive returns in 2012.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Elbridge T. Gerry
President	Portfolio Manager
SMA Relationship Trust—Series M	SMA Relationship Trust—Series M
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns			Since
for periods ended 12/31/11	1 year	5 years	inception[1]

SMA Relationship Trust—Series M	11.48%	4.71%	4.67%

Barclays Capital Municipal Bond Index[2]	10.70%	5.22%	5.02%

[1]	Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

[2]	The Barclays Capital Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Barclays Capital Municipal Bond Index from October 8, 2003, which is the Fund inception date, through December 31, 2011.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets
As of December 31, 2011

Long-term municipal bonds

California	1.18%

Florida	2.80

Georgia	4.43

Illinois	4.37

Indiana	1.17

Kentucky	1.24

Louisiana	1.86

Maryland	5.80

Massachusetts	16.22

Minnesota	5.25

New Jersey	3.02

New York	11.28

North Carolina	3.77

Pennsylvania	1.27

South Carolina	6.29

Tennessee	4.57

Texas	9.97

Washington	8.05

Wisconsin	8.18

Total long-term municipal bonds	100.72

Total short-term investments	1.54

Total investments	102.26

Liabilities, in excess of cash and other assets	(2.26)

Net assets	100.00%

SMA Relationship Trust—Series M
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Long-term municipal bonds—100.72%

California—1.18%

California State Department of Water Resources
Revenue Bonds,
Series AE, 5.000%, due 12/01/28	$2,000,000	$2,225,760

Florida—2.80%

Florida State Board of Education, GO Bonds,
Series A, 5.000%, due 06/01/19	4,250,000	5,272,847

Georgia—4.43%

City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	4,167,415

Municipal Electric Authority of Georgia Revenue Bonds,
Series A, 5.000%, due 01/01/21	3,500,000	4,192,125

		8,359,540

Illinois—4.37%

State of Illinois, GO, NATL-RE,
5.000%, due 01/01/16	7,430,000	8,247,077

Indiana—1.17%

Indiana Health & Educational Facilities
Financing Authority Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	2,000,000	2,208,640

Kentucky—1.24%

Kentucky State Property & Building Commission
Revenue Bonds, NATL-RE, FGIC,
5.000%, due 11/01/19	2,000,000	2,329,260

Louisiana—1.86%

City of New Orleans LA, GO, AGC-ICC, FGIC,
5.500%, due 12/01/21	3,010,000	3,505,055

Maryland—5.80%

County of Montgomery MD Public Improvement, GO,
Series A, 5.000%, due 07/01/24	5,000,000	5,934,900

State of Maryland, GO,
Series B, 5.000%, due 08/01/20	4,000,000	5,004,160

		10,939,060

SMA Relationship Trust—Series M
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

Massachusetts—16.22%

Commonwealth of Massachusetts, GO,
Series B, 5.000%, due 08/01/19	$3,675,000	$4,586,216

Massachusetts Development Finance
Agency Revenue Bonds,
5.250%, due 10/15/29	2,350,000	2,781,766

Massachusetts Health & Educational Facilities
Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	10,000,000	11,552,900

Massachusetts Municipal Wholesale Electric Co.
Revenue Bonds,
5.000%, due 07/01/16	5,000,000	5,683,250

5.000%, due 07/01/19	2,500,000	2,921,625

Massachusetts State Water Pollution
Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	2,395,000	3,066,127

		30,591,884

Minnesota—5.25%

Minneapolis-St Paul Metropolitan Airports
Commission Revenue Bonds,
5.000%, due 01/01/19	3,300,000	3,932,049

State of Minnesota, GO,
Series B, 5.000%, due 08/01/15	3,000,000	3,454,440

Series E, 5.000%, due 08/01/19	2,000,000	2,519,580

		9,906,069

New Jersey—3.02%

New Jersey Educational Facilities
Authority Revenue Bonds,
Series B, 5.000%, due 07/01/34	5,000,000	5,684,150

New York—11.28%

City of New York, GO,
5.000%, due 08/01/23	3,000,000	3,589,080

5.000%, due 10/01/24	5,000,000	5,902,500

New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Series A, 5.000%, due 11/01/24	5,000,000	5,997,000

40

SMA Relationship Trust—Series M
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)

New York State Dormitory Authority Revenue Bonds,
Series E, 5.000%, due 02/15/25	$5,000,000	$5,788,000

		21,276,580

North Carolina—3.77%

North Carolina Eastern Municipal Power Agency
Power Systems Revenue Bonds,
Series A, AMBAC,
5.000%, due 01/01/16	2,000,000	2,281,840

Series A, 6.500%, due 01/01/18	3,850,000	4,830,364

		7,112,204

Pennsylvania—1.27%

Commonwealth of Pennsylvania, GO Unlimited,
5.000%, due 11/15/25	2,000,000	2,395,200

South Carolina—6.29%

Piedmont Municipal Power Agency Revenue Bonds,
Series A-3, 5.000%, due 01/01/18	5,080,000	5,941,162

Series A-4, 5.000%, due 01/01/20	5,000,000	5,921,450

		11,862,612

Tennessee—4.57%

State of Tennessee, GO,
Series B, 5.000%, due 08/01/20	4,195,000	5,351,142

Series C, 5.000%, due 05/01/27	2,795,000	3,256,538

		8,607,680

Texas—9.97%

Fort Bend Independent School District, GO Unlimited,
PSF-GTD,
5.000%, due 08/15/28	2,000,000	2,242,480

North East Independent School District, GO,
PSF-GTD, Series A,
5.000%, due 08/01/27	5,000,000	5,686,950

San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	2,875,000	3,182,912

SMA Relationship Trust—Series M
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)

Texas State Transportation Commission, GO,
5.000%, due 04/01/29	$2,700,000	$2,987,820

Texas State Transportation Commission Revenue Bonds,
Series A, 5.000%, due 04/01/20	4,105,000	4,695,792

		18,795,954

Washington—8.05%

Energy Northwest Revenue Bonds,
Series A,
5.000%, due 07/01/19	6,000,000	7,218,000

5.000%, due 07/01/23	2,000,000	2,272,380

5.000%, due 07/01/24	5,000,000	5,680,850

		15,171,230

Wisconsin—8.18%

State of Wisconsin Revenue Bonds, State Appropriation,
Series A,
5.750%, due 05/01/29	2,000,000	2,290,220

5.750%, due 05/01/33	6,680,000	7,497,699

6.000%, due 05/01/36	5,000,000	5,643,600

		15,431,519

Total long-term municipal bonds (cost—$179,246,602)		189,922,321

	Shares

Short-term investment—1.54%

Investment company—1.54%

UBS Cash Management Prime Relationship
Fund[1] (cost—$2,897,849)	2,897,849	2,897,849

Total investments—102.26% (cost—$182,144,451)		192,820,170

Liabilities, in excess of cash and other assets—(2.26%)		(4,255,137)

Net assets—100.00%		$188,565,033

SMA Relationship Trust—Series M
Portfolio of investments—December 31, 2011

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $182,144,451; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,675,719

Gross unrealized depreciation	0

Net unrealized appreciation of investments	$10,675,719

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 89.

[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
earned from
		Purchases	Sales		affiliate for
		during the	during the		the year
Security	Value	year ended	year ended	Value	ended
description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$—	$54,800,961	$51,903,112	$2,897,849	$2,416

SMA Relationship Trust—Series M
Portfolio of investments—December 31, 2011

Futures contracts

	Expiration			Unrealized
	date	Proceeds	Value	depreciation

US Treasury futures
sell contracts:
US Long Bond,
35 contracts (USD)	March 2012	$(4,952,445)	$(5,068,438)	$(115,993)

10 Year US Treasury Notes,
40 contracts (USD)	March 2012	(5,180,561)	(5,245,000)	(64,439)

Net unrealized
depreciation on
futures contracts				$(180,432)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Municipal bonds	$—	$189,922,321	$—	$189,922,321

Short-term investment	—	2,897,849	—	2,897,849

Futures contracts	(180,432)	—	—	(180,432)

Total	$(180,432)	$192,820,170	$—	$192,639,738

44	See accompanying notes to financial statements

SMA Relationship Trust—Series S

February 15, 2012

Dear shareholder,
We present you with the annual report for Series S (the “Fund”), a series of SMA Relationship Trust, for the period from its inception on May 2, 2011, through December 31, 2011.

Performance
 From its inception on May 2, 2011, through December 31, 2011, the Fund declined 15.20%. During the same period, the Fund’s benchmark, the Russell 2000 Index (the “Index”), declined 12.44%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 50.)

SMA Relationship Trust—Series S

Investment goal:
Maximum total return, consisting of capital appreciation and current income, while controlling risk.

Portfolio manager:
Wilfred Talbot

Commencement:
May 2, 2011

Dividend payments:
Annually

The Fund underperformed the Index primarily due to stock selection, while sector allocation was slightly positive over the period.

We were disappointed with the Fund’s performance during the review period. However, US economic indicators seem to be improving, stock correlations and volatility appear to be moving lower, and the market is once again paying attention to fundamentals. Against this backdrop, we believe we can add value for clients in 2012.

An interview with the Portfolio Manager
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, gross domestic product (“GDP”) growth rates in general could

45

SMA Relationship Trust—Series S

best be characterized as tepid. At its August meeting, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did the overall US stock market perform during the reporting period?
A.	It has been a challenging period. Adverse macroeconomic news weighed heavily on investor sentiment, causing markets to demonstrate unusual levels of volatility. The average correlation for US small-cap stocks moved to very high levels (over 65% at times) in 2011. As daily news of the European debt crisis and the latest US economic reports caused equity markets to shift rapidly between “risk on” and “risk off” periods, active managers struggled to add value through stock selection.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	Stock selection among health care names, combined with an overweight to the sector, made a positive contribution to Fund performance. Synovis Life Technologies, a medical device company, was the top contributor to Fund performance. In December 2011, after announcing that it would be acquired by Baxter at $28 a share, Synovis Life’s stock price gained more than 50% in one day. We believe the company’s strong product portfolio and its focus on innovation and technology have positioned Synovis for continued success.

At the stock level, other contributors included Nuance Communications, which benefited from Apple’s new iPhone 4S

46

SMA Relationship Trust—Series S

launch, as some of the technology behind “Siri”—Apple’s iPhone assistant–uses Nuance’s speech and voice recognition solutions. RightNow Technologies demonstrated strong performance in the third quarter of 2011, and then surged higher in October when Oracle agreed to buy it for $1.5 billion. The stock moved up 19% in one day on the Oracle news, after which its price remained relatively unchanged. Therefore, we sold the stock towards the end of November since it was trading close to our estimate of fair value.Shares of ICU Medical were up strongly for the period, primarily due to the increasing visibility of the company’s earnings growth and its new products that target numerous attractive markets such as dialysis, oncology and diabetes. The company has a history of organic revenue growth and strong cash flows, and we anticipate years of organic growth ahead.

Q.	What strategies detracted from performance?
A.	Defensive sectors such as utilities and consumer staples demonstrated the best returns in 2011. This hurt the Fund’s relative performance, because the Fund had more exposure to economically sensitive sectors and stocks.

The energy sector was one of the worst-performing sectors for much of 2011, and stock selection, overall, in this sector was a negative for performance. Stocks that hurt performance included Willbros Group and Tetra Technologies.

From a security selection perspective, Intralinks Holdings, which provides Software-as-a-Service (SaaS) solutions, was the largest stock detractor during the review period. We sold out of our position in favor of better opportunities within the information technology sector. Shares of ReachLocal, an online marketing company, declined during the period due to concerns about online advertising. We believe that ReachLocal is well-positioned in the local online advertising business, and we continue to hold the position. The Fund’s position in Trex negatively impacted relative returns during the period, when its share price declined due to the overall headwinds faced by the housing industry.We sold out of this position in favor of better investment opportunities in other sectors.

47

SMA Relationship Trust—Series S

Q.	What is your outlook for the economy?
A.	Concerns remain that the macro uncertainty we experienced in 2011 has had, or will have, a self-fulfilling effect on global economic growth. We saw the impact of this in November and December, as markets pulled back on continued news flows from Europe. Clearly, growth outside the US has slowed down, even more so than we had anticipated. However, we question the magnitude of the market’s severe downturn during the reporting period. Corporate cost structures are much leaner, balance sheets are much healthier and businesses are managed much more cautiously than during the 2008 financial crisis. Against this backdrop, we believe there are many compelling opportunities to buy strong earnings growth-oriented companies at attractive valuations.

48

SMA Relationship Trust—Series S

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Global Asset Management (Americas) Inc.	Wilfred Talbot Portfolio Manager SMA Relationship Trust—Series S Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the period since the Fund’s inception on May 2, 2011, through December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Total returns for periods ended 12/31/11	Since inception[1]

SMA Relationship Trust—Series S	(15.20)%

Russell 2000 Index[2]	(12.44)%

[1]	Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

[2]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2011.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)

As a percentage of net assets
As of December 31, 2011

Bio-Rad Laboratories, Inc., Class A	2.1%

Campus Crest Communities, Inc.	1.9

Spectrum Brands Holdings, Inc.	1.9

Tenneco, Inc.	1.9

Greatbatch, Inc.	1.9

Cinemark Holdings, Inc.	1.8

Regal-Beloit Corp.	1.8

Validus Holdings Ltd.	1.7

East West Bancorp, Inc.	1.6

Boston Beer Co., Inc., Class A	1.6

Total	18.2%

SMA Relationship Trust—Series S

Industry diversification (unaudited)

As a percentage of net assets
As of December 31, 2011

Common stocks

Aerospace & defense	1.60%

Air freight & logistics	1.06

Auto components	1.91

Beverages	1.63

Building products	1.33

Capital markets	2.25

Chemicals	1.53

Commercial banks	6.51

Commercial services & supplies	2.90

Communications equipment	3.19

Computers & peripherals	0.40

Construction & engineering	1.06

Diversified consumer services	1.02

Electric utilities	1.48

Electrical equipment	1.76

Electronic equipment, instruments & components	2.88

Energy equipment & services	6.51

Health care equipment & supplies	9.70

Health care providers & services	3.61

Hotels, restaurants & leisure	3.79

Household products	2.82

Insurance	1.68

Internet software & services	1.69

Life sciences tools & services	2.12

Machinery	4.17

Media	3.58

Oil, gas & consumable fuels	2.66

Personal products	1.54

Real estate investment trust (REIT)	6.32

Software	7.42

Specialty retail	1.28

Textiles, apparel & luxury goods	2.56

53

SMA Relationship Trust—Series S

Industry diversification (unaudited) (concluded)

As a percentage of net assets
As of December 31, 2011

Common stocks (concluded)

Thrifts & mortgage finance	1.41%

Trading companies & distributors	2.43

Total common stocks	97.80%

Short-term investment	2.94

Total investments	100.74%

Liabilities, in excess of cash and other assets	(0.74)

Net assets	100.00%

54

SMA Relationship Trust—Series S
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—97.80%

Aerospace & defense—1.60%

BE Aerospace, Inc.*	16,500	$638,715

Air freight & logistics—1.06%

Hub Group, Inc., Class A*	13,000	421,590

Auto components —1.91%

Tenneco, Inc.*	25,600	762,368

Beverages—1.63%

Boston Beer Co., Inc., Class A*	6,000	651,360

Building products—1.33%

AO Smith Corp.	13,200	529,584

Capital markets—2.25%

Golub Capital BDC, Inc.	25,100	389,050

PennantPark Investment Corp.	50,400	508,536

		897,586

Chemicals—1.53%

Cytec Industries, Inc.	13,700	611,705

Commercial banks—6.51%

Bank of Hawaii Corp.	9,500	422,655

BBCN Bancorp, Inc.*	60,225	569,126

City National Corp.	9,700	428,546

East West Bancorp, Inc.	33,000	651,751

Prosperity Bancshares, Inc.	12,900	520,515

		2,592,593

Commercial services & supplies—2.90%

American Reprographics Co.*	69,200	317,628

InnerWorkings, Inc.*	50,000	465,500

Interface, Inc., Class A	32,300	372,742

		1,155,870

Communications equipment—3.19%

Aruba Networks, Inc.*	21,900	405,588

Finisar Corp.*	26,400	442,068

NETGEAR, Inc.*	12,600	422,982

		1,270,638

55

SMA Relationship Trust—Series S
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Computers & peripherals—0.40%

SMART Technologies, Inc., Class A*	43,300	$159,777

Construction & engineering—1.06%

MasTec, Inc.*	24,300	422,091

Diversified consumer services—1.02%

Coinstar, Inc.*	8,900	406,196

Electric utilities—1.48%

Unisource Energy Corp.	16,000	590,720

Electrical equipment—1.76%

Regal-Beloit Corp.	13,800	703,386

Electronic equipment, instruments & components—2.88%

Badger Meter, Inc.	14,900	438,507

InvenSense, Inc.*	34,900	347,604

Rofin-Sinar Technologies, Inc.*	15,800	361,030

		1,147,141

Energy equipment & services—6.51%

C&J Energy Services, Inc.*	24,700	516,971

Dawson Geophysical Co.*	14,400	569,232

Dril-Quip, Inc.*	4,500	296,190

North American Energy Partners, Inc.*	70,000	450,800

Tetra Technologies, Inc.*	44,100	411,894

Willbros Group, Inc.*	94,900	348,283

		2,593,370

Health care equipment & supplies—9.70%

CONMED Corp.*	15,600	400,452

Cooper Companies, Inc.	8,200	578,264

Greatbatch, Inc.*	33,600	742,560

Hill-Rom Holdings, Inc.	12,300	414,387

ICU Medical, Inc.*	11,500	517,500

Integra LifeSciences Holdings Corp.*	17,600	542,608

STERIS Corp.	13,800	411,516

Synovis Life Technologies, Inc.*	9,300	258,819

		3,866,106

56

SMA Relationship Trust—Series S
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Health care providers & services—3.61%

Owens & Minor, Inc.	15,700	$436,303

Patterson Cos., Inc.	15,200	448,704

PSS World Medical, Inc.*	22,900	553,951

		1,438,958

Hotels, restaurants & leisure—3.79%

O’Charleys, Inc.*	62,800	344,772

Vail Resorts, Inc.	15,200	643,872

WMS Industries, Inc.*	25,400	521,208

		1,509,852

Household products—2.82%

Central Garden and Pet Co., Class A*	42,500	353,600

Spectrum Brands Holdings, Inc.*	28,100	769,940

		1,123,540

Insurance—1.68%

Validus Holdings Ltd.	21,300	670,950

Internet software & services—1.69%

Digital River, Inc.*	13,900	208,778

ValueClick, Inc.*	28,500	464,265

		673,043

Life sciences tools & services—2.12%

Bio-Rad Laboratories, Inc., Class A*	8,800	845,152

Machinery—4.17%

CIRCOR International, Inc.	11,100	391,941

Greenbrier Cos., Inc.*	16,100	390,908

Kaydon Corp.	15,400	469,700

Nordson Corp.	9,800	403,564

		1,656,113

Media—3.58%

Cinemark Holdings, Inc.	39,100	722,959

ReachLocal, Inc.*	29,100	179,838

Valassis Communications, Inc.*	27,200	523,056

		1,425,853

57

SMA Relationship Trust—Series S
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Oil, gas & consumable fuels—2.66%

Berry Petroleum Co., Class A	13,400	$563,068

Kodiak Oil & Gas Corp.*	52,500	498,750

		1,061,818

Personal products—1.54%

Prestige Brands Holdings, Inc.*	54,500	614,215

Real estate investment trust (REIT)—6.32%

Campus Crest Communities, Inc.	77,000	774,620

Hudson Pacific Properties, Inc.	38,200	540,912

LaSalle Hotel Properties	25,500	617,355

Summit Hotel Properties, Inc.	61,700	582,448

		2,515,335

Software—7.42%

Cadence Design Systems, Inc.*	46,600	484,640

Nuance Communications, Inc.*	20,100	505,716

RealPage, Inc.*	13,100	331,037

Solera Holdings, Inc.	10,800	481,032

SS&C Technologies Holdings, Inc.*	30,400	549,024

Tangoe, Inc.*	24,428	376,191

Websense, Inc.*	12,300	230,379

		2,958,019

Specialty retail—1.28%

Children’s Place Retail Stores, Inc.*	3,300	175,296

Francesca’s Holdings Corp.*	19,340	334,582

		509,878

Textiles, apparel & luxury goods—2.56%

Liz Claiborne, Inc.*	57,300	494,499

Movado Group, Inc.	28,900	525,113

		1,019,612

Thrifts & mortgage finance—1.41%

Brookline Bancorp, Inc.	66,800	563,792

58

SMA Relationship Trust—Series S
Portfolio of investments—December 31, 2011

Security description	Shares	Value

Common stocks—(concluded)

Trading companies & distributors—2.43%

United Rentals, Inc.*	11,500	$339,825

Watsco, Inc.	9,600	630,336

		970,161

Total common stocks (cost—$43,032,048)		38,977,087

Short-term investment—2.94%

Investment company—2.94%

UBS Cash Management Prime Relationship Fund[1]
(cost $1,173,605)	1,173,605	1,173,605

Total investments—100.74%
(cost $44,205,653)		40,150,692

Liabilities, in excess of cash and other assets—(0.74)%		(295,042)

Net assets—100.00%		$39,855,650

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $45,615,285; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,352,375

Gross unrealized depreciation	(6,816,968)

Net unrealized depreciation of investments	$(5,464,593)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 89.

59

SMA Relationship Trust—Series S
Portfolio of investments—December 31, 2011

*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
earned from
		Purchases	Sales		affiliate for
		during the	during the		the period
Security	Value	period ended	period ended	Value	ended
description	05/02/11[a]	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$—	$100,081,535	$98,907,930	$1,173,605	$1,958

[a]	Fund commenced operations on May 2, 2011.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$38,977,087	$—	$—	$38,977,087

Short-term investment	—	1,173,605	—	1,173,605

Total	$38,977,087	$1,173,605	$—	$40,150,692

60	See accompanying notes to financial statements

SMA Relationship Trust—Series T

February 15, 2012

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2011.

Performance
Over the 12-month reporting period, the Fund returned 8.53%. During the same period, its benchmarks, the Barclays Capital US Credit Index and the Barclays Capital US Mortgage-Backed Securities Index, returned 8.35% and 6.23%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 66.)
SMA Relationship Trust—Series T
Investment goal:
Maximum total return, consisting of income and capital appreciation.

Portfolio manager:
Michael Dow UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

Overall, sector allocation, yield curve positioning and currency management were positive for performance during the reporting period, while security selection in the credit sector detracted. Duration positioning had no material impact on results.

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit default swaps were used to implement specific credit-related investment strategies. Later in the period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilize to manage the Fund’s overall risk exposure

61

SMA Relationship Trust—Series T

and to implement the aforementioned strategies. With this in mind, the overall results of our strategy implementation are noted above.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	Although the overall US economy expanded during the reporting period, gross domestic product (“GDP”) growth rates in general could best be characterized as tepid. At its August meeting, the Fed, acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did the overall US bond market perform during the reporting period?
A.	The US spread sectors (non-US Treasury fixed income securities) were a study in contrasts during the fiscal year. Over the first half of the reporting period, investors’ stronger appetite for risk supported lower quality, higher yielding securities. Against this backdrop, high yield bonds generated strong results. Investment grade corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) also produced solid returns. During the second half of the reporting period, however, these sectors generally produced relatively poor results, even though the fundamentals did not significantly change. Over this time, investor risk aversion increased given a number of macro concerns, including fears of a double-dip

62

SMA Relationship Trust—Series T

recession, Standard & Poor’s downgrade of US long-term debt and the ongoing European sovereign debt crisis. All told, during the 12 months ended December 31, 2011, the spread sectors typically underperformed Treasuries and the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 7.84%.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	Yield curve positioning was a positive for performance. We had a yield curve flattening bias for the portfolio from July 2011 through the end of September, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results, as the yield curve flattened during that period.

The Fund’s exposure to mortgage-backed securities, in particular to collateralized mortgage obligations (CMOs), was beneficial during the reporting period. Our CMOs performed well given generally solid investor demand. They also held up relatively well during periods of increased risk aversion.

Currency positioning was also additive for performance, as active currency decisions in several developed markets contributed to results. The largest benefit came from our short position in the euro, which weakened during the reporting period given concerns relating to the European sovereign debt crisis.

Q.	Did any strategies detract from performance?
A.	Security selection in the credit sector—most notably in investment grade financials—detracted from performance. Within the sector, we emphasized more liquid, higher beta (higher risk) US banks. The spreads of these bonds widened due to fears of contagion from the European sovereign debt crisis, uncertainties regarding new financial regulations and ongoing weakness in the housing market. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.) Security selection in investment grade industrials also hurt performance.

63

SMA Relationship Trust—Series T

Our allocation to CMBS modestly detracted from performance, both from an allocation and security selection standpoint. While the exposure fluctuated from month to month, we generally maintained an overweight position for the year. Within the sector, we held a mix of securities across the capital structure; during the third quarter, securities lower in the capital structure were very volatile and underperformed.

Finally, a small allocation to high yield bonds produced disappointing results given several investor flights-to-quality.

Q.	What is your outlook for the economy?
A.	After experiencing a soft patch, the US economy gathered some momentum late in 2011. In particular, unemployment edged lower, manufacturing activity rose, and even the long-ailing housing market showed some tentative signs of progress. Additionally, consumer confidence rose, as did retail sales. It is our belief that the US economic expansion will continue in 2012, although growth will likely be far from robust. We feel the Fund is appropriately positioned given this environment and, as always, we will seek out what we consider to be attractively valued opportunities in the marketplace.

64

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Michael Dow
President	Portfolio Manager
SMA Relationship Trust—Series T	SMA Relationship Trust—Series T
Managing Director	Managing Director and Head of
UBS Global Asset Management	US Long Duration
(Americas) Inc.	UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

65

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns			Since
for periods ended 12/31/11	1 year	5 years	inception[1]

SMA Relationship Trust—Series T	8.53%	(6.98)%	(2.76)%

Barclays Capital US Credit Index[2]	8.35%	6.80%	5.79%

Barclays Capital US Mortgage-Backed Securities Index[3]	6.23%	6.54%	5.69%

[1]	Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.

[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The Barclays Capital US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

66

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Barclays Capital US Credit Index and the Barclays Capital US Mortgage-Backed Securities Index from October 9, 2003, which is the Fund inception date, through December 31, 2011.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

67

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)[1]

As a percentage of net assets
As of December 31, 2011

US Treasury Bonds, 3.750%, due 08/15/41	4.7%

Federal National Mortgage Association Pools,
#AI6578, 4.500%, due 07/01/41	2.6

Federal National Mortgage Association Pools, 5.000%, TBA	2.4

Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3,
5.765%, due 07/15/45	2.2

Federal National Mortgage Association Pools,
#AE0113, 4.000%, due 07/01/40	2.0

Federal National Mortgage Association Pools,
#AH8643, 4.500%, due 04/01/41	2.0

US Treasury Notes,
2.000%, due 11/15/21	1.9

Federal National Mortgage Association Pools,
#AD9114, 5.000%, due 07/01/40	1.8

Federal Home Loan Mortgage Corp. Gold Pools,
#G06381, 5.500%, due 08/01/40	1.8

Federal National Mortgage Association Pools, 4.500%, TBA	1.8

Total	23.2%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series T. Figures could be different if a breakdown of the underlying investment companies was included.

68

SMA Relationship Trust—Series T

Industry diversification (unaudited)[1]

As a percentage of net assets
As of December 31, 2011

Bonds

Corporate bonds

Beverages	0.41%

Building products	0.45

Capital markets	1.98

Chemicals	0.24

Commercial banks	3.81

Commercial services & supplies	0.33

Computers & peripherals	0.16

Consumer finance	1.42

Diversified financial services	3.49

Diversified telecommunication services	0.79

Electric utilities	1.17

Energy equipment & services	0.27

Food & staples retailing	0.13

Food products	1.01

Health care providers & services	0.93

Household durables	0.21

Independent power producers & energy traders	0.17

Insurance	0.75

Leisure equipment & products	0.17

Life sciences tools & services	0.17

Media	1.46

Metals & mining	1.52

Multi-utilities	0.32

Oil, gas & consumable fuels	2.56

Paper & forest products	0.37

Pharmaceuticals	0.42

Real estate investment trust (REIT)	1.22

Road & rail	0.48

Semiconductors & semiconductor equipment	0.15

Tobacco	0.66

Wireless telecommunication services	0.56

Total corporate bonds	27.78%

69

SMA Relationship Trust—Series T

Industry diversification (unaudited)[1] (concluded)

As a percentage of net assets
As of December 31, 2011

Bonds (concluded)

Asset-backed securities	1.87%

Commercial mortgage-backed securities	10.85

Mortgage & agency debt securities	42.99

Municipal bonds	1.74

US government obligations	8.57

Non-US government obligations	0.62

Supranational bond	0.40

Total bonds	94.82%

Investment companies

UBS Credit Bond Relationship Fund	3.36

UBS High Yield Relationship Fund	0.51

Total investment companies	3.87%

Short-term investment	6.19

Options purchased	0.15

Total investments	105.03%

Liabilities, in excess of cash and other assets	(5.03)

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification and derivatives exposure was included.

70

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—94.82%

Corporate bonds—27.78%

Australia—0.57%

National Australia Bank Ltd.,
3.000%, due 07/27/16[1]	$400,000	$398,507

Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21	110,000	118,249

Total Australia corporate bonds		516,756

Austria—0.37%

PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	310,000	330,150

Brazil—0.28%

Petrobras International Finance Co.,
5.375%, due 01/27/21	240,000	251,446

Canada—0.78%

Cenovus Energy, Inc.,
4.500%, due 09/15/14	245,000	263,934

Teck Resources Ltd.,
6.250%, due 07/15/41	300,000	346,564

Xstrata Canada Financial Corp.,
4.950%, due 11/15/21[1]	100,000	102,163

Total Canada corporate bonds		712,661

Cayman Islands—0.97%

Transocean, Inc.,
6.800%, due 03/15/38	240,000	241,905

Vale Overseas Ltd.,
4.625%, due 09/15/20	410,000	423,983

6.875%, due 11/21/36	180,000	204,939

Total Cayman Islands corporate bonds		870,827

France—0.22%

RCI Banque SA,
4.600%, due 04/12/16[1]	210,000	199,896

Ireland—0.99%

The Governor & Co. of the Bank of Ireland,
2.750%, due 03/02/12[1]	900,000	892,180

		71

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Luxembourg—0.47%

Covidien International Finance SA,
4.200%, due 06/15/20	$290,000	$317,539

Telecom Italia Capital SA,
6.375%, due 11/15/33	146,000	110,572

Total Luxembourg corporate bonds		428,111

Mexico—0.31%

America Movil SAB de CV,
5.000%, due 03/30/20	250,000	276,193

Netherlands—0.19%

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	145,000	176,019

Netherlands Antilles—0.42%

Teva Pharmaceutical Finance Co. BV,
2.400%, due 11/10/16	200,000	203,418

Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	175,000	177,999

Total Netherlands Antilles corporate bonds		381,417

Norway—0.19%

Eksportfinans ASA,
5.000%, due 02/14/12	170,000	169,245

South Africa—0.20%

AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	180,000	178,822

Sweden—0.34%

Nordea Bank AB,
4.875%, due 05/13/21[1]	360,000	304,275

United Kingdom—1.34%

Barclays Bank PLC,
5.140%, due 10/14/20	20,000	16,930

BP Capital Markets PLC,
3.875%, due 03/10/15	285,000	304,325

HSBC Holdings PLC,
4.875%, due 01/14/22	700,000	739,825

72

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United Kingdom—(concluded)

PPL WEM Holdings PLC,
3.900%, due 05/01/16[1]	$145,000	$145,349

Total United Kingdom corporate bonds		1,206,429

United States—20.14%

Allied Waste North America, Inc.,
6.875%, due 06/01/17	130,000	137,475

Altria Group, Inc.,
9.950%, due 11/10/38	110,000	167,308

American International Group, Inc.,
4.250%, due 09/15/14	175,000	169,947

Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	270,000	291,104

Appalachian Power Co.,
4.600%, due 03/30/21	320,000	350,930

Aristotle Holding, Inc.,
4.750%, due 11/15/21[1]	100,000	103,477

Bank of America Corp.,
3.750%, due 07/12/16	110,000	101,851

6.500%, due 08/01/16	595,000	599,207

Bunge Ltd. Finance Corp.,
5.100%, due 07/15/15	375,000	392,500

Burlington Northern Santa Fe LLC,
6.150%, due 05/01/37	225,000	284,185

Caterpillar Financial Services Corp.,
1.125%, due 12/15/14	95,000	95,118

Cellco Partnership,
8.500%, due 11/15/18	165,000	222,700

CIT Group, Inc.,
7.000%, due 05/02/16[1]	590,000	589,263

Citigroup, Inc.,
3.953%, due 06/15/16	215,000	214,259

		73

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Comcast Corp.,
6.300%, due 11/15/17	$385,000	$455,377

ConocoPhillips,
6.500%, due 02/01/39	175,000	242,072

Dell, Inc.,
5.400%, due 09/10/40	130,000	146,151

Developers Diversified Realty Corp.,
7.875%, due 09/01/20	445,000	496,422

DirecTV Holdings LLC,
6.000%, due 08/15/40	155,000	169,085

7.625%, due 05/15/16	265,000	281,231

Dolphin Subsidiary II, Inc.,
7.250%, due 10/15/21[1]	190,000	205,200

Dow Chemical Co.,
4.125%, due 11/15/21	50,000	51,286

4.250%, due 11/15/20	155,000	161,113

Duke Energy Carolinas LLC,
5.100%, due 04/15/18	105,000	122,278

Energy Transfer Partners LP,
6.050%, due 06/01/41	80,000	78,444

7.500%, due 07/01/38	50,000	57,086

ERP Operating LP,
4.750%, due 07/15/20	65,000	67,433

5.375%, due 08/01/16	500,000	543,975

Ford Motor Credit Co. LLC,
5.000%, due 05/15/18	235,000	235,609

5.875%, due 08/02/21	440,000	458,572

7.800%, due 06/01/12	480,000	490,224

Fortune Brands, Inc.,
6.375%, due 06/15/14	72,000	78,728

General Electric Capital Corp.,
3.350%, due 10/17/16	225,000	234,315

4.650%, due 10/17/21	225,000	234,825

74

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Goldman Sachs Group, Inc.,
3.625%, due 02/07/16	$215,000	$207,738

Hasbro, Inc.,
6.350%, due 03/15/40	140,000	151,351

Intel Corp.,
3.300%, due 10/01/21	130,000	136,946

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	165,600

JPMorgan Chase & Co.,
3.150%, due 07/05/16	225,000	226,053

3.450%, due 03/01/16	400,000	406,381

5.400%, due 01/06/42	95,000	99,141

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	205,000	211,241

5.950%, due 02/15/18	255,000	291,323

Kraft Foods, Inc.,
6.500%, due 02/09/40	180,000	234,169

Laboratory Corp of America Holdings,
4.625%, due 11/15/20	205,000	216,464

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	150,908

MBNA Corp.,
6.125%, due 03/01/13	495,000	497,000

Merrill Lynch & Co., Inc.,
5.450%, due 02/05/13	300,000	302,181

6.875%, due 04/25/18	330,000	325,360

MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	130,000	153,622

Morgan Stanley,
5.500%, due 07/28/21	150,000	138,695

5.750%, due 01/25/21	600,000	559,684

6.000%, due 04/28/15	260,000	260,452

		75

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	$155,000	$180,137

Mutual of Omaha Insurance Co.,
6.800%, due 06/15/36[1]	365,000	389,300

Norfolk Southern Corp.,
3.250%, due 12/01/21	150,000	152,203

NuStar Logistics LP,
7.650%, due 04/15/18	185,000	219,639

Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	185,000	224,978

Owens Corning,
6.500%, due 12/01/16	375,000	409,268

Philip Morris International, Inc.,
2.900%, due 11/15/21	275,000	280,376

PPL Energy Supply LLC,
4.600%, due 12/15/21	150,000	152,115

Prudential Financial, Inc.,
6.625%, due 12/01/37	105,000	114,975

Qwest Corp.,
7.625%, due 06/15/15	340,000	376,758

Reynolds American, Inc.,
7.625%, due 06/01/16	125,000	149,054

Sempra Energy,
9.800%, due 02/15/19	100,000	135,054

Time Warner Cable, Inc.,
6.750%, due 07/01/18	280,000	332,560

Time Warner, Inc.,
6.100%, due 07/15/40	70,000	82,063

Tupperware Brands Corp.,
4.750%, due 06/01/21[1]	190,000	190,378

UnitedHealth Group, Inc.,
5.800%, due 03/15/36	175,000	209,365

76

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)

Valero Energy Corp.,
6.625%, due 06/15/37	$200,000	$214,447

Verizon Communications, Inc.,
6.100%, due 04/15/18	190,000	228,259

Wal-Mart Stores, Inc.,
5.000%, due 10/25/40	100,000	117,694

Wells Fargo & Co.,
3.676%, due 06/15/16	480,000	501,599

WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	293,815

Total United States corporate bonds		18,217,096

Total corporate bonds (cost—$24,701,602)		25,111,523

Asset-backed securities—1.87%

United States—1.87%

Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1,
0.685%, due 02/20/15[2]	575,000	569,849

Series 2008-C6, Class C6,
6.300%, due 06/20/14	925,000	947,214

Delta Air Lines Pass Through Trust,
Series 2007-1, 6.821%, due 08/10/22	166,395	173,666

Total asset-backed securities (cost—$1,674,954)		1,690,729

Commercial mortgage-backed securities—10.85%

United States—10.85%

Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.642%, due 04/10/49[2]	375,000	350,017

Series 2007-4, Class AM,
5.791%, due 02/10/51[2]	675,000	638,638

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	206,602

77

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)

United States—(concluded)

Commercial Mortgage Loan Trust,
Series 2008-LS1, Class AM,
6.007%, due 12/10/49[2]	$725,000	$672,356

FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	1,068,695	1,110,446

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AM,
5.606%, due 12/10/49[2]	650,000	533,473

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	1,050,000	1,136,505

Series 2007-GG9, Class AM,
5.475%, due 03/10/39	600,000	563,546

GS Mortgage Securities Corp. II,
Series 2006-RR2, Class H,
5.624%, due 06/23/46[1,2]	3,991,000	0

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	600,000	588,469

Series 2006-LDP8, Class AJ,
5.480%, due 05/15/45[2]	500,000	418,828

Series 2006-LDP7, Class AJ,
5.875%, due 04/15/45[2]	825,000	639,660

Morgan Stanley Dean Witter Capital I,
Series 2002-IQ3, Class B,
5.240%, due 09/15/37	400,000	397,416

Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.790%, due 08/12/45[1,2]	550,000	540,298

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3,
5.765%, due 07/15/45[2]	1,820,000	2,013,826

Total commercial mortgage-backed securities
(cost—$12,305,716)		9,810,080

78

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—42.99%

United Kingdom—1.76%

Fosse Master Issuer PLC,
Series 2011-1A, Class A2,
1.805%, due 10/18/54[1,2]	$625,000	$622,618

Holmes Master Issuer PLC,
Series 2011-1A, Class A2,
1.753%, due 10/15/54[1,2]	975,000	970,699

Total United Kingdom mortgage & agency debt securities		1,593,317

United States—41.23%

Banc of America Funding Corp.,
Series 2006-I, Class SB2,
3.106%, due 12/20/36†2	994,780	28,749

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
4.738%, due 05/25/36[2]	459,964	5

Federal Home Loan Mortgage Corp. Gold Pools,[3]
3.500%, TBA	575,000	590,363

#G13223, 4.000%, due 05/01/23	1,426,049	1,498,871

#A96140, 4.000%, due 01/01/41	697,050	732,138

#Q01348, 4.500%, due 06/01/41	504,170	534,427

#G04437, 5.000%, due 08/01/37	586,882	631,285

#G02922, 5.500%, due 04/01/37	414,114	456,640

#G04688, 5.500%, due 09/01/38	539,555	586,195

#G05267, 5.500%, due 12/01/38	197,697	214,786

#G06381, 5.500%, due 08/01/40	1,468,324	1,601,214

#C56030, 6.000%, due 03/01/31	11,023	12,279

#G06019, 6.000%, due 10/01/36	431,997	479,330

#C55783, 6.500%, due 01/01/29	113,112	129,465

#G00194, 7.500%, due 02/01/24	156,245	182,141

#C00410, 8.000%, due 07/01/25	50,928	60,607

#C37436, 8.000%, due 01/01/30	20,116	24,287

Federal National Mortgage Association Pools,[3]
#AE0113, 4.000%, due 07/01/40	1,760,694	1,852,247

#AH1560, 4.000%, due 01/01/41	589,239	619,545

79

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)

#AH3347, 4.000%, due 01/01/41	$908,731	$955,468

#AB2331, 4.000%, due 02/01/41	685,664	721,143

#AE9202, 4.000%, due 09/01/41	1,144,564	1,203,788

#971036, 4.500%, due 02/01/39	1,363,663	1,452,273

4.500%, TBA	1,500,000	1,596,094

#AH8643, 4.500%, due 04/01/41	1,673,809	1,782,573

#MA0693, 4.500%, due 04/01/41	179,732	191,411

#AI4815, 4.500%, due 06/01/41	320,110	340,910

#AI6578, 4.500%, due 07/01/41	2,170,710	2,311,763

#AJ1415, 4.500%, due 09/01/41	1,081,635	1,151,919

#975213, 5.000%, due 03/01/38	723,482	782,064

#975375, 5.000%, due 06/01/38	477,494	516,158

#890209, 5.000%, due 05/01/40	39,969	43,199

#AD9114, 5.000%, due 07/01/40	1,520,003	1,652,572

5.000%, TBA	2,000,000	2,160,625

#AJ1422, 5.000%, due 09/01/41	1,140,062	1,234,691

#244450, 5.500%, due 11/01/23	55,644	60,503

#555591, 5.500%, due 07/01/33	971,036	1,061,497

#708631, 6.000%, due 06/01/33	41,521	46,505

#901999, 6.000%, due 11/01/36	355,149	391,786

#918098, 6.000%, due 05/01/37	891,437	982,562

#AE0405, 6.000%, due 08/01/37	655,988	729,687

#990686, 6.000%, due 09/01/38	175,087	192,931

#872912, 6.500%, due 06/01/36	987,950	1,109,626

#675469, 7.000%, due 04/01/18	42,419	44,226

#253824, 7.000%, due 03/01/31	21,098	24,352

Federal National Mortgage Association Pools Re-REMIC,[3]
Series 2005-29, Class KA,
4.500%, due 02/25/35	534,386	568,410

First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.564%, due 02/25/35[2]	244,524	188,687

80

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)

GMAC Mortgage Corp. Loan Trust,
Series 1982, Class 7,
11.625%, due 10/01/12†4	$787	$787

Government National Mortgage Association Pools,
#738970, 3.500%, due 11/15/26	572,153	610,837

#G2 5256, 3.500%, due 12/20/26	1,125,000	1,203,171

#G2 5107, 4.000%, due 07/20/26	1,099,422	1,180,818

#G2 2687, 6.000%, due 12/20/28	32,417	36,866

#495814, 6.000%, due 01/15/29	28,643	32,624

#G2 508540, 6.000%, due 02/20/34	365,462	414,391

#486873, 6.500%, due 01/15/29	13,509	15,661

#338523, 8.000%, due 12/15/22	2,615	3,073

#780339, 8.000%, due 12/15/23	24,669	28,772

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36†	2,057,004	8,022

Total United States mortgage & agency debt securities		37,267,019

Total mortgage & agency debt securities (cost—$40,950,222)		38,860,336

Municipal bonds—1.74%

Chicago Transit Authority,
Series 2008-A, 6.899%, due 12/01/40	190,000	224,369

Illinois State Taxable Pension,
Series 2003, 5.100%, due 06/01/33	395,000	360,509

Los Angeles Unified School District,
Series 2010, 6.758%, due 07/01/34	350,000	437,909

New York State Urban Development Corp. Revenue Bonds,
5.770%, due 03/15/39	155,000	184,929

State of California, GO Bonds,
Series 2009, 7.300%, due 10/01/39	310,000	369,350

Total municipal bonds (cost—$1,375,026)		1,577,066

US government obligations—8.57%

US Treasury Bonds,
3.750%, due 08/15/41	3,580,000	4,210,417

4.375%, due 05/15/41	395,000	514,673

81

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Face
Security description	amount	Value

Bonds—(concluded)

US government obligations—(concluded)

US Treasury Notes,
0.875%, due 11/30/16	$1,050,000	$1,053,199

1.000%, due 10/31/16	275,000	277,664

2.000%, due 11/15/21	1,670,000	1,689,048

Total US government obligations (cost—$7,530,281)		7,745,001

Non-US government obligations—0.62%

Chile—0.38%

Republic of Chile,
3.250%, due 09/14/21	330,000	341,055

Colombia—0.24%

Republic of Colombia,
4.375%, due 07/12/21	205,000	219,350

Total Non-US government obligations (cost—$531,310)		560,405

Supranational bond—0.40%

European Investment Bank,
1.250%, due 09/17/13
(cost—$358,769)	360,000	360,598

Total bonds (cost—$89,427,880)		85,715,738

	Shares

Investment companies—3.87%

UBS Credit Bond Relationship Fund*[5]	199,077	3,035,465

UBS High Yield Relationship Fund*[5]	17,212	467,489

Total investment companies (cost—$2,908,698)		3,502,954

Short-term investment—6.19%

Investment company—6.19%

UBS Cash Management Prime Relationship Fund[5]
(cost—$5,591,827)	5,591,827	5,591,827

82

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

	Number of
Security description	contracts	Value

Options purchased*—0.15%

Call options—0.12%

10 Year US Treasury Notes,
strike @ USD 132.00, expires February 2012	40	$31,875

5 Year US Treasury Notes,
strike @ USD 122.75, expires January 2012	121	78,461

		110,336

Put options—0.03%

10 Year US Treasury Notes,
strike @ USD 128.00, expires February 2012	40	12,500

5 Year US Treasury Notes,
strike @ USD 122.75, expires January 2012	121	17,015

		29,515

Total options purchased (cost—$135,130)		139,851

Total investments—105.03% (cost—$98,063,535)		94,950,370

Liabilities, in excess of cash and other assets—(5.03%)		(4,548,723)

Net assets—100.00%		$90,401,647

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $97,001,194; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,161,316

Gross unrealized depreciation	(6,212,140)

Net unrealized depreciation of investments	$(2,050,824)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 89.

*	Non-income producing security.
†	Holding is illiquid. At December 31, 2011, the value of these securities amounted to $37,558 or 0.04% of net assets.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $7,909,770 or 8.75% of net assets.

83

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

[2]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2011 and changes periodically.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2011, the value of this security amounted to $787 or 0.00% of net assets.
[5]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.
					Change
				Net	in net
				realized	unrealized
		Purchases	Sales	gain	depreciation
		during	during	during	during
		the year	the year	the year	the year
Security	Value	ended	ended	ended	ended	Value
description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash
Management Prime
Relationship Fund[a]	$—	$32,326,742	$26,734,915	$—	$—	$5,591,827

UBS Credit Bond
Relationship Fund	6,198,526	—	3,500,000	713,223	(376,284)	3,035,465

UBS High Yield
Relationship Fund	2,860,046	5,265,000	7,848,852	492,938	(301,643)	467,489

UBS Opportunistic
Emerging Markets
Debt Relationship Fund	1,972,531	—	2,067,396	444,105	(349,240)	—

	$11,031,103	$37,591,742	$40,151,163	$1,650,266	$(1,027,167)	$9,094,781

[a]	Income earned from affiliate for the year ended December 31, 2011 was $4,369.

84

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

Forward foreign currency contracts

						Unrealized
	Contracts		In exchange		Maturity	appreciation/
Counterparty	to deliver		for		date	(depreciation)

Goldman Sachs International	EUR	1,720,000	USD	2,224,304	03/09/12	$(3,039)

Goldman Sachs International	USD	3,792,056	EUR	2,890,000	03/09/12	(49,602)

JPMorgan Chase Bank	EUR	2,890,000	USD	3,899,246	03/09/12	156,792

Net unrealized appreciation on
forward foreign currency contracts						$104,151

Futures contracts

	Expiration			Unrealized
	date	Proceeds	Value	depreciation

US Treasury futures sell contracts:

5 Year US Treasury Notes,
50 contracts (USD)	March 2012	$(6,153,961)	$(6,162,891)	$(8,930)

10 Year US Treasury Notes,
8 contracts (USD)	March 2012	(1,046,578)	(1,049,000)	(2,422)

Net unrealized depreciation
on futures contracts				$(11,352)

Credit default swap on corporate issues—buy protection[1]

Counterparty—Deutsche Bank AG

Notional		Payments	Payments	Upfront
amount	Termination	made by	received by	payments		Unrealized
(000s)	date	the Fund[2]	the Fund	received	Value	depreciation

USD 1,135	03/20/14	1.000%	—[3]	$9,876	$(13,910)	$(4,034)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

85

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

Credit default swap on corporate issues—sell protection[1]

Counterparty—Deutsche Bank AG

Notional		Payments	Payments	Upfront
amount	Termination	made by	received by	payments		Unrealized	Credit
(000s)	date	the Fund	the Fund[2]	received	Value	appreciation	spread[3]

USD 750	03/20/16	—[4]	1.000%	$13,415	$6,428	$19,843	0.799%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.

86

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$25,111,523	$—	$25,111,523

Asset-backed securities	—	1,690,729	—	1,690,729

Commercial
mortgage-backed securities	—	9,810,080	—	9,810,080

Mortgage & agency
debt securities	—	38,859,549	787	38,860,336

Municipal bonds	—	1,577,066	—	1,577,066

US government
obligations	—	7,745,001	—	7,745,001

Non-US government
obligations	—	560,405	—	560,405

Supranational bond	—	360,598	—	360,598

Investment companies	—	3,502,954	—	3,502,954

Short-term investment	—	5,591,827	—	5,591,827

Options purchased	139,851	—	—	139,851

Forward foreign
currency contracts	—	104,151	—	104,151

Futures contracts	(11,352)	—	—	(11,352)

Swap agreements	—	(7,482)	—	(7,482)

Total	$128,499	$94,906,401	$787	$95,035,687

87

SMA Relationship Trust—Series T
Portfolio of investments—December 31, 2011

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Mortgage &
	agency debt
	securities	Total

Assets
Beginning balance	$1,632	$1,632

Purchases	—	—

Issuances	—	—

Sales	(845)	(845)

Settlements	—	—

Accrued discounts (premiums)	—	—

Total realized gain (loss)	40	40

Change in net unrealized appreciation/depreciation	(40)	(40)

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$787	$787

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $0.

88	See accompanying notes to financial statements

SMA Relationship Trust
Portfolio of investments—December 31, 2011

Portfolio acronyms

ADR	American depositary receipt
AGC-ICC	Agency Insured Custody Certificate
AMBAC	American Municipal Bond Assurance Corp.
CVA	Dutch certification—depositary Certificate
FGIC	Financial Guaranty Insurance Co.
GDR	Global depositary receipt
GE	General Electric
GMAC	General Motors Acceptance Corp.
GO	General Obligation
GS	Goldman Sachs
NATL-RE	National Public Finance Guarantee Corp.
OJSC	Open joint stock company
PSF-GTD	Permanent School Fund Guaranteed
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

Currency abbreviations

AUD	Australian Dollar	MYR	Malaysian Ringgit
CNY	Chinese Yuan	NOK	Norwegian Krone
EUR	Euro	NZD	New Zealand Dollar
GBP	Great Britain Pound	PLN	Polish Zloty
HUF	Hungarian Forint	SEK	Swedish Krona
JPY	Japanese Yen	USD	United States Dollar
KRW	Korean Won	ZAR	South African Rand
MXN	Mexican Peso

See accompanying notes to financial statements	89

SMA Relationship Trust

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

90

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

91

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period
	July 1,	December 31,	07/01/11 to
	2011	2011	12/31/11[1]

Series A
Actual	$1,000.00	$1,033.80	$—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

Series G
Actual	1,000.00	768.10	—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

Series M
Actual	1,000.00	1,067.40	—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

Series S
Actual	1,000.00	884.20	—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

Series T
Actual	1,000.00	1,051.40	—

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

[1]	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

This page intentionally left blank.

93

SMA Relationship Trust
Statement of assets and liabilities
December 31, 2011

Series A

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$2,945, $143,498,141, $179,246,602, $43,032,048 and $89,563,010, respectively)	$3,020

Investments in securities of affiliated issuers, at value (cost—$27,681,682, $708,143, $2,897,849, $1,173,605 and $8,500,525, respectively)	27,839,813

Total investments (cost—$27,684,627, $144,206,284, $182,144,451, $44,205,653 and $98,063,535, respectively)	27,842,833

Foreign currency, at value (cost—$438,992, $804,019, $—, $— and $—, respectively)	425,753

Cash	6

Receivables:
Fund shares sold	109,743

Foreign tax reclaims	13,291

Dividends and interest	4,844

Investment securities sold	—

Due from broker	228,821

Cash collateral for futures contracts	1,268,070

Outstanding swap agreements, at value[1]	—

Unrealized appreciation on forward foreign currency contracts	141,482

Total assets	30,034,843

Liabilities:
Payables:
Fund shares redeemed	61,354

Investment securities purchased	—

Due to custodian	—

Outstanding swap agreements, at value[1]	453,731

Unrealized depreciation on forward foreign currency contracts	189,996

Total liabilities	705,081

Net assets	$29,329,762

Net assets consist of:
Beneficial interest	$40,925,427

Accumulated undistributed (distributions in excess of) net investment income	1,079,369

Accumulated net realized loss	(12,597,533)

Net unrealized appreciation (depreciation)	(77,501)

Net assets	$29,329,762

Shares outstanding	4,366,453

Net asset value, offering and redemption proceeds per share	$6.72

[1]	Net upfront payments received by Series A and Series T were $229,550 and $23,291, respectively.

Series G	Series M	Series S	Series T

$118,679,797	$189,922,321	$38,977,087	$85,855,589

708,143	2,897,849	1,173,605	9,094,781

119,387,940	192,820,170	40,150,692	94,950,370

804,372	—	—	—

—	—	—	—

96,253	83,296	72,007	308,547

29,810	—	—	—

142,344	2,727,150	40,882	638,031

3,804,290	—	127,911	1,354,118

—	6,926	—	1,050,979

—	172,500	—	82,700

—	—	—	6,428

—	—	—	156,792

124,265,009	195,810,042	40,391,492	98,547,965

1,669,282	584,153	471,039	258,814

2,810,915	6,660,856	64,803	7,820,946

—	—	—	7

—	—	—	13,910

—	—	—	52,641

4,480,197	7,245,009	535,842	8,146,318

$119,784,812	$188,565,033	$39,855,650	$90,401,647

$190,233,909	$198,791,998	$50,651,136	$348,018,110

(51,142)	—	4,175	193,676

(45,560,596)	(20,722,252)	(6,744,700)	(254,805,582)

(24,837,359)	10,495,287	(4,054,961)	(3,004,557)

$119,784,812	$188,565,033	$39,855,650	$90,401,647

16,145,582	17,768,466	4,749,797	20,077,609

$7.42	$10.61	$8.39	$4.50

See accompanying notes to financial statements	95

SMA Relationship Trust
Statement of operations
For the year ended December 31, 2011

Series A

Investment income:
Dividends and other	$389,465

Interest	—

Affiliated interest	1,155

Foreign tax withheld	(26,489)

Net investment income	364,131

Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,428,829)

Investments in affiliated issuers	2,443,132

Futures contracts	259,447

Options written	736

Swap agreements	1,666,794

Forward foreign currency contracts	(583,716)

Foreign currency transactions	(163,679)

Net realized gain (loss)	2,193,885

Change in net unrealized appreciation/depreciation on:
Investments	(2,726,364)

Futures contracts	225,550

Options written	240,917

Swap agreements	(482,151)

Forward foreign currency contracts	213,080

Translation of other assets and liabilities denominated in foreign currency	(1,868)

Change in net unrealized appreciation/depreciation	(2,530,836)

Net realized and unrealized gain (loss) from investment activities	(336,951)

Net increase (decrease) in net assets resulting from operations	$27,180

Series G1	Series M	Series S2	Series T

$2,114,983	$—	$458,780	$—

—	7,584,047	—	3,919,425

3,870	2,416	1,958	4,369

(173,266)	—	—	—

1,945,587	7,586,463	460,738	3,923,794

(45,560,597)	4,242,086	(6,780,678)	(6,131,976)

—	—	—	1,650,266

—	(445,220)	—	35,430

—	—	—	—

—	—	—	(3,904)

(1,696,678)	—	—	88,225

694,583	—	—	35,859

(46,562,692)	3,796,866	(6,780,678)	(4,326,100)

(24,818,344)	12,468,618	(4,054,961)	8,927,649

—	(180,432)	—	(11,352)

—	—	—	—

—	—	—	15,809

—	—	—	104,151

(19,015)	—	—	—

(24,837,359)	12,288,186	(4,054,961)	9,036,257

(71,400,051)	16,085,052	(10,835,639)	4,710,157

$(69,454,464)	$23,671,515	$(10,374,901)	$8,633,951

[1]	For the period May 6, 2011 (commencement of operations) to December 31, 2011.
[2]	For the period May 2, 2011 (commencement of operations) to December 31, 2011.

See accompanying notes to financial statements	97

SMA Relationship Trust
Statement of changes in net assets
For the year ended December 31, 2011

Series A

From operations:
Net investment income	$364,131

Net realized gain (loss)	2,193,885

Change in net unrealized appreciation/depreciation	(2,530,836)

Net increase/(decrease) in net assets from operations	27,180

Dividends and distributions to shareholders from:
Net investment income	—

Return of capital	—

Total dividends and distributions to shareholders	—

From beneficial interest transactions:
Proceeds from shares sold	10,147,715

Cost of shares redeemed	(13,691,699)

Net increase (decrease) in net assets resulting from
beneficial interest transactions	(3,543,984)

Increase (decrease) in net assets	(3,516,804)

Net assets:
Net assets, beginning of year	32,846,566

Net assets, end of year	$29,329,762

Accumulated undistributed (distributions in excess of)
net investment income	$1,079,369

Series G1	Series M	Series S2	Series T

$1,945,587	$7,586,463	$460,738	$3,923,794

(46,562,692)	3,796,866	(6,780,678)	(4,326,100)

(24,837,359)	12,288,186	(4,054,961)	9,036,257

(69,454,464)	23,671,515	(10,374,901)	8,633,951

(994,633)	(7,596,893)	(420,585)	(4,680,145)

(7,580)	—	(14,905)	—

(1,002,213)	(7,596,893)	(435,490)	(4,680,145)

301,121,448	66,096,667	80,889,941	38,887,527

(110,879,959)	(108,334,721)	(30,223,900)	(66,000,397)

190,241,489	(42,238,054)	50,666,041	(27,112,870)

119,784,812	(26,163,432)	39,855,650	(23,159,064)

—	214,728,465	—	113,560,711

$119,784,812	$188,565,033	$39,855,650	$90,401,647

$(51,142)	$—	$4,175	$193,676

[1]	For the period May 6, 2011 (commencement of operations) to December 31, 2011.
[2]	For the period May 2, 2011 (commencement of operations) to December 31, 2011.

See accompanying notes to financial statements	99

SMA Relationship Trust
Statement of changes in net assets
For the year ended December 31, 2010

	Series A	Series M	Series T

From operations:
Net investment income	$217,898	$7,748,274	$4,713,501

Net realized gain (loss)	(2,937,603)	2,570,949	(33,185,259)

Change in net unrealized appreciation/(depreciation)	2,621,444	(6,298,235)	39,486,112

Net increase/(decrease) in net assets from operations	(98,261)	4,020,988	11,014,354

Dividends and distributions to shareholders from:
Net investment income	(712,678)	(7,751,364)	(8,781,486)

Return of capital	—	—	(300,917)

Total dividends and distributions to shareholders	(712,678)	(7,751,364)	(9,082,403)

From beneficial interest transactions:
Proceeds from shares sold	11,975,715	70,952,184	35,731,980

Cost of shares redeemed	(8,278,578)	(70,970,428)	(46,231,682)

Net increase (decrease) in net assets resulting from beneficial interest transactions	3,697,137	(18,244)	(10,499,702)

Increase (decrease) in net assets	2,886,198	(3,748,620)	(8,567,751)

Net assets:
Net assets, beginning of year	29,960,368	218,477,085	122,128,462

Net assets, end of year	$32,846,566	$214,728,465	$113,560,711

Accumulated undistributed (distributions in excess of) net investment income	$(363,544)	$—	$—

100	See accompanying notes to financial statements

SMA Relationship Trust—Series A
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

				For the
	Year ended December 31,			period ended
				December 31,
	2011	2010	2009	2008[3]

Net asset value, beginning of period	$6.69	$6.85	$5.65	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.07	0.05	0.06	0.12

Net realized and unrealized gain (loss) from investment activities	(0.04)	(0.06)	1.34	(2.44)

Total income (loss) from investment operations	0.03	(0.01)	1.40	(2.32)

Dividends and distributions:
From net investment income	—	(0.15)	(0.20)	(0.88)

From net realized gains	—	—	—	(1.15)

Total dividends and distributions	—	(0.15)	(0.20)	(2.03)

Net asset value, end of period	$6.72	$6.69	$6.85	$5.65

Total investment return[2]	0.60%	(0.37)%	23.28%	(21.27)%

Ratio to average net assets:
Net investment income	1.07%	0.69%	1.02%	1.72%[4]

Supplemental data:
Net assets, end of period (000’s)	$29,330	$32,847	$29,960	$23,623

Portfolio turnover rate	126%	50%	37%	24%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period April 2, 2008 (commencement of operations) to December 31, 2008.
[4]	Annualized.

See accompanying notes to financial statements	101

SMA Relationship Trust—Series G
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the
period ended
December 31, 2011[3]

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.09

Net realized and unrealized loss from investment activities	(2.61)

Total loss from investment operations	(2.52)

Dividends and distributions:
From net investment income	(0.06)

Return of capital	(0.00)[4]

Total dividends and distributions	(0.06)

Net asset value, end of period	$7.42

Total investment return[2]	(25.19)%

Ratio to average net assets:
Net investment income	1.57%[5]

Supplemental data:
Net assets, end of period (000’s)	$119,785

Portfolio turnover rate	92%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period May 6, 2011 (commencement of operations) to December 31, 2011.
[4]	Amount represents less than $0.005 per share.
[5]	Annualized.

102	See accompanying notes to financial statements

SMA Relationship Trust—Series M
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$9.86	$10.08	$9.45	$10.27	$10.33

Income (loss) from investment operations:
Net investment income[1]	0.36	0.37	0.40	0.45	0.43

Net realized and unrealized gain (loss) from investment activities	0.75	(0.21)	0.63	(0.80)	(0.04)

Total income (loss) from investment operations	1.11	0.16	1.03	(0.35)	0.39

Dividends and distributions:
From net investment income	(0.36)	(0.38)	(0.40)	(0.46)	(0.43)

From net realized gains	—	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.36)	(0.38)	(0.40)	(0.47)	(0.45)

Net asset value, end of year	$10.61	$9.86	$10.08	$9.45	$10.27

Total investment return[2]	11.48%	1.52%	11.08%	(3.52)%	3.79%

Ratio to average net assets:
Net investment income	3.53%	3.69%	4.06%	4.44%	4.18%

Supplemental data:
Net assets, end of year (000’s)	$188,565	$214,728	$218,477	$268,174	$752,607

Portfolio turnover rate	108%	116%	61%	60%	119%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements	103

SMA Relationship Trust—Series S
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the
period ended
December 31, 2011[3]

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.08

Net realized and unrealized loss from investment activities	(1.60)

Total loss from investment operations	(1.52)

Dividends and distributions:
From net investment income	(0.09)

Return of capital	(0.00)[4]

Total dividends and distributions	(0.09)

Net asset value, end of period	$8.39

Total investment return[2]	(15.20)%

Ratio to average net assets:
Net investment income	1.38%[5]

Supplemental data:
Net assets, end of period (000’s)	$39,856

Portfolio turnover rate	103%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period May 2, 2011 (commencement of operations) to December 31, 2011.
[4]	Amount represents less than $0.005 per share.
[5]	Annualized.

104
See accompanying notes to financial statements

SMA Relationship Trust—Series T
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$4.34	$4.28	$5.02	$9.10	$9.78

Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.12	0.00 [3]	0.01

Net realized and unrealized gain (loss) from investment activities	0.19	0.24	(0.33)	(3.40)	(0.10)

Total income (loss) from investment operations	0.36	0.43	(0.21)	(3.40)	(0.09)

Dividends and distributions:
From net investment income	(0.20)	(0.36)	(0.53)	(0.68)	(0.59)

Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.20)	(0.37)	(0.53)	(0.68)	(0.59)

Net asset value, end of year	$4.50	$4.34	$4.28	$5.02	$9.10

Total investment return[2]	8.53%	10.08%	(3.43)%	(39.00)%	(1.06)%

Ratio to average net assets:
Net investment income	3.79%	4.32%	2.78%	0.02%	0.08%

Supplemental data:
Net assets, end of year (000’s)	$90,402	$113,561	$122,128	$135,121	$695,737

Portfolio turnover rate	316%	276%	102%[4]	9%	21%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	Amount represents less than $0.005 per share.
[4]	The increase in portfolio turnover rate for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund’s investments were comprised of investments in other investment companies.

See accompanying notes to financial statements	105

SMA Relationship Trust
Notes to financial statements

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

SMA Relationship Trust
Notes to financial statements

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the

SMA Relationship Trust
Notes to financial statements

securities are valued or, lacking any sales on such day, at the last available bid price. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally

SMA Relationship Trust
Notes to financial statements

traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

SMA Relationship Trust
Notes to financial statements

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, have been implemented for the interim periods beginning after December 15, 2010.

In April 2011, the FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the

SMA Relationship Trust
Notes to financial statements

accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also

SMA Relationship Trust
Notes to financial statements

improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds.

SMA Relationship Trust
Notes to financial statements

If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2011 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2011, except for SMA Relationship Trust Series A, for which the average volume of all derivatives during the year was greater than at year end. The volume of derivatives as disclosed in the Portfolio of investments for SMA Relationship Trust Series T, is representative of the volume of derivatives outstanding during the period ended December 31, 2011, except for options, for which the average volume during the year was greater than at year end. SMA Relationship Trust—Series A and Series T are sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2011 is as follows:

SMA Relationship Trust—Series A

Asset derivatives

		Foreign
		exchange
	Equity risk	risk	Total

Forward contracts[1]	$—	$141,482	$141,482

Futures contracts[2]	146,520	—	146,520

Total value	$146,520	$141,482	$288,002

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

SMA Relationship Trust
Notes to financial statements

SMA Relationship Trust—Series A

Liability derivatives

			Foreign
			exchange
	Equity risk	Credit risk	risk	Total

Forward contracts[1]	$—	$—	$(189,996)	$(189,996)

Futures contracts[2]	(98,311)	—	—	(98,311)

Swap agreements[1]	—	(453,731)	—	(453,731)

Total value	$(98,311)	$(453,731)	$(189,996)	$(742,038)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended December 31, 2011, were as follows:

SMA Relationship Trust—Series A

				Foreign
	Interest			exchange
	rate risk	Equity risk	Credit risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$—	$(583,716)	$(583,716)

Futures contracts	634,331	(374,884)	—	—	259,447

Options purchased[3]	(73,686)	(1,197,749)	—	(47,835)	(1,319,270)

Options written	(328,858)	281,759	—	47,835	736

Swap agreements	1,381,516	—	285,278	—	1,666,794

Total net realized gain (loss)	$1,613,303	$(1,290,874)	$285,278	$(583,716)	$23,991

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$—	$213,080	$213,080

Futures contracts	5,568	219,982	—	—	225,550

Options purchased[3]	60,978	(59,371)	—	15,638	17,245

Options written	239,703	—	—	1,214	240,917

Swap agreements	(38,418)	—	(443,733)	—	(482,151)

Total change in net unrealized appreciation/depreciation	$267,831	$160,611	$(443,733)	$229,932	$214,641

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

SMA Relationship Trust
Notes to financial statements

[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

SMA Relationship Trust—Series T

Asset derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

Forward contracts[1]	$—	$—	$156,792	$156,792

Options purchased[1]	139,851	—	—	139,851

Swap agreements[1]	—	6,428	—	6,428

Total value	$139,851	$6,428	$156,792	$303,071

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

SMA Relationship Trust—Series T

Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

Forward contracts[1]	$—	$—	$(52,641)	$(52,641)

Futures contracts[2]	(11,352)	—	—	(11,352)

Swap agreements[1]	—	(13,910)	—	(13,910)

Total value	$(11,352)	$(13,910)	$(52,641)	$(77,903)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

SMA Relationship Trust
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2011, is as follows:

SMA Relationship Trust—Series T

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$88,225	$88,225

Futures contracts	35,430	—	—	35,430

Swap agreements	—	(3,904)	—	(3,904)

Total net realized gain (loss)	$35,430	$(3,904)	$88,225	$119,751

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$104,151	$104,151

Futures contracts	(11,352)	—	—	(11,352)

Options purchased[3]	4,721	—	—	4,721

Swap agreements	—	15,809	—	15,809

Total change in net unrealized appreciation/depreciation	$(6,631)	$15,809	$104,151	$113,329

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.
[3]	Unrealized gain (loss) is included in change in net unrealized appreciation/depreciation on investments.

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and

SMA Relationship Trust
Notes to financial statements

expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or

SMA Relationship Trust
Notes to financial statements

to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, its custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, to manage the average duration of the Fund, or either as a hedge or to enhance the Funds’ overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with

SMA Relationship Trust
Notes to financial statements

changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—The Funds may engage in swap agreements, including but not limited to interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to

SMA Relationship Trust
Notes to financial statements

certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s)for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

SMA Relationship Trust
Notes to financial statements

referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

SMA Relationship Trust
Notes to financial statements

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without

SMA Relationship Trust
Notes to financial statements

regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A,

SMA Relationship Trust
Notes to financial statements

Series G and Series S, which will distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap

SMA Relationship Trust
Notes to financial statements

companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program—Series A, Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2011, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount

Series G1	$11,003
Series S2	17,789

[1]	For the period May 6, 2011 (commencement of operations) through December 31, 2011.
[2]	For the period May 2, 2011 (commencement of operations) through December 31, 2011.

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

SMA Relationship Trust
Notes to financial statements

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2011 have been included near the end of each Fund’s Portfolio of investments.

3. Purchases and sales of securities
For the year ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series A	$36,470,406	$39,537,582
Series G1	361,586,908	172,517,168
Series M	228,884,249	263,809,794
Series S2	100,374,264	50,543,750
Series T	230,943,796	251,172,979

[1]	For the period May 6, 2011 (commencement of operations) through December 31, 2011.
[2]	For the period May 2, 2011 (commencement of operations) through December 31, 2011.

For the year ended December 31, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

Series T	$85,715,839	$86,572,916

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

SMA Relationship Trust
Notes to financial statements

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

	2011

	Distributions paid
	from ordinary	Return of	Total
Fund	income	capital	distributions

Series G1	$994,633	$7,580	$1,002,213

Series M*	7,596,893	—	7,596,893

Series S2	420,585	14,905	435,490

Series T	4,680,145	—	4,680,145

*	$7,567,616 considered tax-exempt.
[1]	For the period May 6, 2011 (commencement of operations) through December 31, 2011.
[2]	For the period May 2, 2011 (commencement of operations) through December 31, 2011.

	2010

	Distributions paid
	from ordinary	Return of	Total
Fund	income	capital	distributions

Series A	$712,678	$—	$712,678

Series M	7,751,364 [1]	—	7,751,364

Series T	8,781,486	300,917	9,082,403

[1]	$7,710,679 considered tax-exempt.

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Accumulated	Unrealized
	Undistributed	capital and	appreciation/
Fund	ordinary income	other losses	(depreciation)	Total

Series A	$840,993	$(12,711,874)	$215,582	$(11,655,299)

Series G	—	(41,334,997)	(29,114,100)	(70,449,097)

Series M	—	(20,902,684)	10,675,719	(10,226,965)

Series S	—	(5,339,243)	(5,456,243)	(10,795,486)

Series T	313,636	(254,811,621)	(2,050,824)	(256,548,809)

The difference between book basis and tax basis unrealized appreciation/depreciation is primarily attributable to transfer in-kind cost adjustments, tax treatment of certain derivatives, partnership adjustments and tax deferral of losses on wash sales.

SMA Relationship Trust
Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2011 were as follows:

	Accumulated
	undistributed	Accumulated
	net investment	net realized	Beneficial
Fund	income	gain (loss)	interest

Series A	$1,078,782	$(1,671,911)	$593,129

Series G	(1,002,096)	1,002,096	—

Series M	10,430	—	(10,430)

Series S	(35,978)	35,978	—

Series T	950,027	3,206,882	(4,156,909)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

SMA Relationship Trust
Notes to financial statements

Post-enactment losses incurred that will be carried forward indefinitely are as follows:

	Loss carryforward character

Fund	Short term	Long term

Series G	$31,959,389	$—

Series S	2,847,833	—

Series T	—	6,115,819

At December 31, 2011, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Expiration dates—December 31,

Fund	2014	2015	2016	2017	2018

Series A	$—	$—	$—	$7,806,766	$2,935,824

Series M	—	—	10,374,036	10,396,958	—

Series T	1,783,640	—	109,991,161	115,570,788	21,332,904

During the fiscal year ended December 31, 2011, SMA Relationship Trust—Series A and SMA Relationship Trust—Series M ultilized $2,851,762 and $3,001,174 of capital loss carryforwards, respectively, to offset current year realized gains.

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2011, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
	Late year
Fund	ordinary losses	Short term	Long term

Series A	$—	$1,590,041	$379,243

Series G	52,697	9,322,911	—

Series M	—	131,690	—

Series S	—	2,491,410	—

SMA Relationship Trust
Notes to financial statements

As of and during the year ended December 31, 2011, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest
There is an unlimited number of shares of no par value beneficial interest authorized. For the year ended December 31, 2011 and the year ended December 31, 2010, transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2011

			Net increase
			(decrease) in
		Shares	shares
Fund	Shares sold	repurchased	outstanding

Series A	1,511,095	(2,056,883)	(545,788)

Series G1	30,444,315	(14,298,733)	16,145,582

Series M	6,697,939	(10,715,140)	(4,017,201)

Series S2	8,283,707	(3,533,910)	4,749,797

Series T	8,897,107	(14,996,549)	(6,099,442)

	Year ended December 31, 2010

			Net increase
			(decrease) in
		Shares	shares
Fund	Shares sold	repurchased	outstanding

Series A	1,771,651	(1,233,434)	538,217

Series M	7,090,142	(6,989,495)	100,647

Series T	8,193,921	(10,522,710)	(2,328,789)

[1]	For the period May 6, 2011 (commencement of operations) through December 31, 2011.
[2]	For the period May 2, 2011 (commencement of operations) through December 31, 2011.

SMA Relationship Trust
Report of Ernst &Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T) (collectively, the “Funds”) as of December 31, 2011, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position

SMA Relationship Trust
Report of Ernst &Young LLP, independent
registered public accounting firm

of each of the series funds constituting SMA Relationship Trust at December 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2012

SMA Relationship Trust
General information (Unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust
Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Term of
	Position(s)	office[1] and
	held with	length of
Name, address, and age	the Trust	time served

Adela Cepeda; 53	Trustee	Since 2004
A.C. Advisory, Inc.
150 North Wacker Drive
Suite 2160
Chicago, Illinois 60606

134

SMA Relationship Trust
Supplemental information (unaudited)

Number of portfolios
Principal occupation(s)	in fund complex	Other directorships
during past 5 years	overseen by trustee	held by trustee

Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the Mercer Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006) and a director of Wyndham International Inc. (from 2004 to 2006).

135

SMA Relationship Trust
Supplemental information (unaudited)

Non-interested Trustees (continued)

Term of
	Position(s)	office[1] and
	held with	length of
Name, address, and age	the Trust	time served

John J. Murphy; 66	Trustee	Since 2009
268 Main Street
P.O. Box 718
Gladstone, NJ 07934

Frank K. Reilly; 76	Chairman	Since 2002
Mendoza College of	and Trustee
Business
University of Notre Dame
Notre Dame, IN
46556-5649

Edward M. Roob; 77	Trustee	Since 2002
c/o UBS Global AM
One North Wacker Drive
Chicago, IL 60606

136

SMA Relationship Trust
Supplemental information (unaudited)

Number of portfolios
Principal occupation(s)	in fund complex	Other directorships
during past 5 years	overseen by trustee	held by trustee

Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

137

SMA Relationship Trust
Supplemental information (unaudited)

Non-interested Trustees (concluded)

Term of
	Position(s)	office[1] and
	held with	length of
Name, address, and age	the Trust	time served

Abbie J. Smith; 58	Trustee	Since 2009
Booth School of Business
University of Chicago
5807 S. Woodlawn Avenue
Chicago, IL 60637

J. Mikesell Thomas; 61	Trustee	Since 2004
1353 Astor Place
Chicago, Illinois 60601

138

SMA Relationship Trust
Supplemental information (unaudited)

Number of portfolios
Principal occupation(s)	in fund complex	Other directorships
during past 5 years	overseen by trustee	held by trustee

Ms. Smith is a Boris and Irene Stern Professor of Accounting, Graduate School of Business, in the University of Chicago Booth school of Business (since 1980). In addition Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of four investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a director (since 2010) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (89 portfolios).

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since July 2008); CEO of First Chicago Bank and Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University Health Systems. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

139

SMA Relationship Trust
Supplemental information (unaudited)

Interested Trustee

Term of
	Position(s)	office[1] and
	held with	length of
Name, address, and age	the Trust	time served

Shawn Lytle*,2; 42	Trustee	Since
February 2011

140

SMA Relationship Trust
Supplemental information (unaudited)

Number of portfolios
Principal occupation(s)	in fund complex	Other directorships
during past 5 years	overseen by trustee	held by trustee

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

141

SMA Relationship Trust
Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

142

SMA Relationship Trust
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Mark E. Carver*; 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a managing director (since March 2011), (prior to which he was an executive director) (since 2007) and head of the North Americas Fund Treasury department of UBS Global AM—Americas region (since March 2011). Mr. Disbrow a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

143

SMA Relationship Trust
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper**; 54	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

144

SMA Relationship Trust
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

145

SMA Relationship Trust
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

146

SMA Relationship Trust
Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

147

SMA Relationship Trust
Federal tax information (unaudited)

For the year ended December 31, 2011, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

	Dividends
	received	Foreign
Fund	deduction	tax credit

Series G	—	$144,236
Series S	39.09%	—

In addition, for the year ended December 31, 2011, gross income derived from sources within foreign countries amounted to $2,110,279 for SMA Relationship Trust—Series G.

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152

Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Adela Cepeda
Abbie J. Smith
Shawn Lytle
J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© UBS 2012. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028
PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

XXXX

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $123,550 and $78,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $22,500 and $22,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal years ended 2010 and 2009.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $14,175 and $13,875 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2011 and December 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre- approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31,

2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by E&Y of $1,446,924 and $1,068,029, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$36,675	$36,375
Non-Covered Services	$1,410,249	$1,031,654

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99. CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99. CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 09, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 09, 2012